                                                                    EXHIBIT 10.8

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                              BRIDGE LOAN AGREEMENT


                                  BY AND AMONG


                         STRATEGIC TIMBER TRUST II, LLC

                                AS THE BORROWER,

                            THE LENDERS NAMED HEREIN


                                       AND

                               ABN AMRO BANK N.V.
                           AS THE ADMINISTRATIVE AGENT



                           Dated as of October 9, 1998




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                               TABLE OF CONTENTS

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                                                                                                               PAGE


ARTICLE I             DEFINITIONS.................................................................................3

         Section 1.1       Defined Terms..........................................................................3

         Section 1.2       Other Interpretive Provisions.........................................................22

                  (a)      Accounting Terms......................................................................22

                  (b)      Other Terms...........................................................................22

                  (c)      Performance; Time.....................................................................22

                  (d)      Laws..................................................................................23

                  (e)      Rounding..............................................................................23

                  (f)      Schedules And Exhibits................................................................23

ARTICLE II            THE CREDITS................................................................................23

         Section 2.1       Amounts And Terms Of Commitments......................................................23

                  (a)      The Loan Facility.....................................................................23

                  (b)      Funding Of Loans To The Administrative Agent..........................................23

                  (c)      Disbursement Of Loans To The Borrower.................................................24

                  (d)      General Provisions Relating To The Loans..............................................24

                  (e)      Permitted Uses Of Loan Proceeds.......................................................24

         Section 2.2       Notes.................................................................................24

                  (a)      Notes.................................................................................24

                  (b)      Notations In The Lenders' Books And Records...........................................24

         Section 2.3       Repayment Of Principal Amount Of Loans................................................25

         Section 2.4       Payment Of Interest On The Loans; Additional Compensation.............................25

                  (a)      Loans.................................................................................25

                  (b)      Interest Payment Dates................................................................25

                  (c)      Interest Upon Events Of Default.......................................................25

                  (d)      Limitations On Interest Rates.........................................................25

                  (e)      Additional Compensation...............................................................25

         Section 2.5       Conversion to Base Rate Loans.........................................................27

         Section 2.6       Optional Prepayments..................................................................27

         Section 2.7       Mandatory Prepayments.................................................................27

                  (a)      Distributions of Net Operating Cash Flow..............................................27

                  (b)      Net Equity Issuance Proceeds..........................................................28
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                                       i.
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
         Section 2.8       Calculation Of Interest And Fees......................................................29

         Section 2.9       Payments..............................................................................29

         Section 2.10      Payment On Non-Business Days..........................................................29

         Section 2.11      Application Of Payments...............................................................30

         Section 2.12      Distribution Of Payments..............................................................30

         Section 2.13      The Administrative Agent's Right To Assume Payments Will Be Made By
                           The Borrower..........................................................................30

ARTICLE III           TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................31

         Section 3.1       Taxes.................................................................................31

         Section 3.2       Illegality............................................................................34

         Section 3.3       Increased Costs.......................................................................34

         Section 3.4       Inability To Determine Rates..........................................................35

         Section 3.5       Prepayment Of LIBOR Loans or Fixed Rate Loans.........................................35

         Section 3.6       Capital Requirements..................................................................35

         Section 3.7       Certificates Of Lenders...............................................................36

         Section 3.8       Substitution Of Lenders...............................................................36

         Section 3.9       Survival..............................................................................36

ARTICLE IV            CONDITIONS PRECEDENT TO CLOSING AND THE MAKING OF LOANS....................................36

         Section 4.1       Conditions Precedent To The Closing...................................................36

                  (a)      Corporate Documents...................................................................37

                  (b)      Loan Documents........................................................................39

                  (c)      Opinions..............................................................................41

                  (d)      Acquisition Documents.................................................................41

                  (e)      Governmental Consents.................................................................41

                  (f)      Other Third Party Consents............................................................41

                  (g)      Consummation of the Spin Out and the Pioneer Acquisition..............................41

                  (h)      Opening Timber Appraisal..............................................................42

                  (i)      Opening Pro Forma Balance Sheet.......................................................42

                  (j)      Initial Equity Investment.............................................................42

                  (k)      Financial Statements..................................................................42
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                                       ii.
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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE

                  (l)      Senior Loan Documents.................................................................42

                  (m)      Harvest Plan..........................................................................43

                  (n)      Confirmation Regarding Operating Projections..........................................43

                  (o)      Environmental Review..................................................................43

                  (p)      Management Plan.......................................................................43

                  (q)      No Material Adverse Change............................................................43

                  (r)      No Litigation.........................................................................43

                  (s)      The Borrower's Bring-Down Certificate.................................................43

                  (t)      Fee Letter............................................................................44

                  (u)      Funds Transfer Memorandum.............................................................44

                  (v)      Fees And Costs........................................................................44

                  (w)      Other Documents.......................................................................44

ARTICLE V             THE BORROWER'S REPRESENTATIONS AND WARRANTIES..............................................44

         Section 5.1       Organization, Power And Authority Of The Borrower.....................................44

         Section 5.2       Organization, Power And Authority Of The Borrower's Subsidiaries And
                           Certain Affiliates....................................................................45

         Section 5.3       Loan Documents Authorized; Binding Obligations........................................45

         Section 5.4       No Conflict...........................................................................45

         Section 5.5       Capital Structure.....................................................................46

         Section 5.6       Financial Condition...................................................................46

         Section 5.7       No Material Adverse Change............................................................46

         Section 5.8       Ownership Of Collateral...............................................................46

         Section 5.9       Litigation............................................................................46

         Section 5.10      Material Documents; Third Party Consents..............................................47

         Section 5.11      No Government Consents Needed.........................................................47

         Section 5.12      Solvency..............................................................................47

         Section 5.13      Management............................................................................47

         Section 5.14      ERISA Compliance......................................................................47

         Section 5.15      Certain Representations And Warranties Concerning The Pioneer
                           Timberlands...........................................................................48

                  (a)      Condition.............................................................................48
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                                       iii.
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
                  (b)      Acres And Volume......................................................................48

         Section 5.16      Environment...........................................................................48

         Section 5.17      Margin Regulations....................................................................49

         Section 5.18      Taxes.................................................................................50

         Section 5.19      Intellectual Property Rights..........................................................50

         Section 5.20      Other Regulations.....................................................................50

         Section 5.21      Brokers' Fees.........................................................................50

         Section 5.22      Year 2000.............................................................................50

         Section 5.23      Nature Of Representations And Warranties..............................................51

ARTICLE VI            AFFIRMATIVE COVENANTS OF THE BORROWER......................................................51

         Section 6.1       Records And Reports...................................................................51

                  (a)      Quarterly Borrower-Prepared Financial Statements......................................51

                  (b)      Annual Audited Financial Statements...................................................52

                  (c)      Management Letter.....................................................................52

                  (d)      Senior Lender Reports.................................................................52

                  (e)      Other Reports.........................................................................52

                  (f)      Notices...............................................................................52

                  (g)      ERISA.................................................................................53

                  (h)      SEC Filing............................................................................53

                  (i)      Material Agreements...................................................................53

                  (j)      Other Information.....................................................................53

         Section 6.2       Maintenance Of Rights And Properties..................................................54

                  (a)      Maintenance Of Existence And Rights...................................................54

                  (b)      Maintenance Of Properties.............................................................54

         Section 6.3       Taxes And Other Liabilities...........................................................54

         Section 6.4       Inspection Of Books And Records.......................................................54

         Section 6.5       Harvesting Of Timber..................................................................55

         Section 6.6       Compliance With Laws..................................................................55

         Section 6.7       Compliance With Environmental Laws....................................................55

         Section 6.8       Agreements............................................................................55
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
         Section 6.9       Supplemental Disclosure...............................................................56

         Section 6.10      Further Assurances....................................................................56

ARTICLE VII           NEGATIVE COVENANTS OF THE BORROWER.........................................................56

         Section 7.1       Limitation On Liens...................................................................56

         Section 7.2       Disposition Of Assets.................................................................57

         Section 7.3       Consolidations And Mergers............................................................58

         Section 7.4       Acquisitions; Capital Expenditures; Loans And Investments.............................58

         Section 7.5       Limitation On Indebtedness............................................................59

         Section 7.6       Transactions With Affiliates..........................................................60

         Section 7.7       Use Of Proceeds.......................................................................60

         Section 7.8       Lease Obligations.....................................................................60

         Section 7.9       Sale And Leaseback Transactions.......................................................60

         Section 7.10      Restricted Distributions..............................................................60

         Section 7.11      Modification Of Certain Agreements....................................................61

         Section 7.12      Maintenance Of Business...............................................................61

         Section 7.13      ERISA.................................................................................61

         Section 7.14      No Use Of Any Lender's Name...........................................................61

         Section 7.15      Accounting Changes....................................................................62

ARTICLE VIII          EVENTS OF DEFAULT AND REMEDIES.............................................................62

         Section 8.1       Events Of Default.....................................................................62

                  (a)      Installments Of Principal; Optional and Mandatory Prepayments.........................62

                  (b)      Other Payments........................................................................62

                  (c)      Cross Defaults........................................................................62

                  (d)      Representations And Warranties Of The Borrower........................................63

                  (e)      Specific Defaults.....................................................................63

                  (f)      Other Defaults........................................................................63

                  (g)      Other Party Defaults..................................................................63

                  (h)      Insolvency; Voluntary Proceedings.....................................................63

                  (i)      Involuntary Proceedings...............................................................64

                  (j)      Material Adverse Change...............................................................64
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                                       v.
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
                  (k)      Monetary Judgments....................................................................64

                  (l)      Non-Monetary Judgments................................................................64

                  (m)      Collateral............................................................................64

                  (n)      ERISA.................................................................................65

                  (o)      Change In Key Investors...............................................................65

         Section 8.2       Waiver Of Default.....................................................................65

         Section 8.3       Remedies..............................................................................65

         Section 8.4       Set-Off...............................................................................65

                  (a)      Rights Of Set-Off.....................................................................66

                  (b)      The Administrative Agent's Consent To Set-Off Required................................66

         Section 8.5       Sharing Of Payments...................................................................66

         Section 8.6       Rights And Remedies Cumulative........................................................66

ARTICLE IX            THE ADMINISTRATIVE AGENT...................................................................66

         Section 9.1       Appointment And Authorization.........................................................66

         Section 9.2       Delegation Of Duties..................................................................67

         Section 9.3       Exculpatory Provisions................................................................67

         Section 9.4       Reliance By The Administrative Agent..................................................67

         Section 9.5       Notice Of Default.....................................................................68

         Section 9.6       Credit Decision.......................................................................68

         Section 9.7       Indemnification.......................................................................69

         Section 9.8       The Administrative Agent In Individual Capacity.......................................70

         Section 9.9       Successor Administrative Agent........................................................70

         Section 9.10      Collateral Matters....................................................................70

ARTICLE X             MISCELLANEOUS..............................................................................71

         Section 10.1      Amendments And Waivers................................................................71

         Section 10.2      Notices...............................................................................72

         Section 10.3      No Waiver By Administrative Agent Or The Lenders......................................72

         Section 10.4      Entire Agreement; Construction........................................................72

         Section 10.5      Indemnification.......................................................................73

         Section 10.6      Costs And Expenses....................................................................74
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
         Section 10.7      Reliance By The Lenders...............................................................74

         Section 10.8      Marshalling; Payments Set Aside.......................................................74

         Section 10.9      No Set-Offs By The Borrower...........................................................75

         Section 10.10     Successors And Assigns................................................................75

         Section 10.11     Assignments, Participations, Etc......................................................75

         Section 10.12     Headings..............................................................................77

         Section 10.13     Severability..........................................................................77

         Section 10.14     Notification Of Addresses, Lending Offices, Etc.......................................78

         Section 10.15     No Third Parties Benefited............................................................78

         Section 10.16     Relationship Of Parties...............................................................78

         Section 10.17     Time..................................................................................78

         Section 10.18     Counterparts..........................................................................78

         Section 10.19     Joinder to Subordination Agreement....................................................79

         Section 10.20     Equitable Relief......................................................................79

         Section 10.21     Notice Of Claims; Claims Bar..........................................................79

         Section 10.22     Waiver Of Punitive Damages............................................................79

         Section 10.23     Governing Law.........................................................................79

         Section 10.24     Service Of Process....................................................................80

         Section 10.25     Waiver Of Jury Trial..................................................................80

         Section 10.26     Submission to Jurisdiction............................................................80

                                      vii.

                              BRIDGE LOAN AGREEMENT


         THIS BRIDGE LOAN AGREEMENT is entered into as of October 9, 1998, by and among STRATEGIC TIMBER TRUST II, LLC, a Georgia limited liability company (the "Borrower"), as the borrower, the LENDERS (as defined below) and ABN AMRO BANK N.V., not in its individual capacity, but solely in its capacity as the Administrative Agent.

                                    RECITALS

         A. The Borrower owns of record and beneficially one hundred percent (100.0%) of the outstanding membership interests in Strategic Timber Two Operating Co., LLC, a Georgia limited liability company ("STTOC"). STTOC, as the sole general partner and as a limited partner, and Gregory M. Demers, an individual ("Demers"), T. Yates Exley, an individual ("Exley"), King Investment Group, Inc., an Oregon corporation ("King"), Old Pioneer, LLC, an Oregon limited liability company ("Old Pioneer"), Darrick Salyers, an individual ("Salyers"), and James A. Youel, an individual ("Youel"; and together with Demers, Exley, King, Old Pioneer and Salyers collectively referred to as the "Demers Group") and Mach One Partners, LLC, a Georgia limited liability company ("Mach One"), as limited partners, will own, as of the Closing, one hundred percent (100.0%) of the partnership interests in Strategic Timber Partners II, LP, a Georgia limited partnership ("STPII"). STPII was formed for the purpose of acquiring and owning one hundred percent (100.0%) of the outstanding membership interests in Pioneer Resources, LLC, an Oregon limited liability company ("Pioneer"). Upon the consummation of the Pioneer Acquisition, Pioneer will continue to own the Timberlands it presently owns in northern California, eastern Oregon and western Washington consisting of approximately 366,000 acres and containing approximately 1,700,000,000 board feet of Merchantable Timber, as described in the Valuation of Pioneer Resources LLC Timberlands dated as of August 31, 1998 (the "Opening Timber Appraisal") prepared by MBG and more particularly described in Part A to SCHEDULE 2 (the "Pioneer Timberlands").

         B. Immediately prior to the Closing, Pioneer will (i) convey and transfer to Frontier Resources, LLC, an Oregon limited liability company ("Frontier"), substantially all of Pioneer's assets other than the Pioneer Timberlands, including its interest in its subsidiaries, including Kinzua Resources, LLC, which owns and operates conversion facilities at Pilot Rock and Heppner, Oregon, Pioneer Aviation, LLC, which owns and operates certain aircraft, and Lane Plywood, Inc., which owned, operated and subsequently shut down a conversion facility at Eugene, Oregon, and its interest in certain other tangible personal property, in certain contracts and other intangible assets and in certain nonmaterial Timberlands, as more particularly described in Part B to
SCHEDULE 2 (such transferred assets being collectively referred to as the "Excluded Assets"), and (ii) assign to and Frontier will assume all obligations and liabilities arising out of or related to the Excluded Assets and all other obligations and liabilities of Pioneer relating to any period ending prior to the Closing Date other than those obligations and liabilities expressly retained by Pioneer pursuant to Section 2.4 of the Acquisition Agreement (such assumed obligations and liabilities being collectively referred to as the "Excluded Liabilities"; such conveyance and transfer of the Excluded Assets to Frontier and assumption by Frontier of the Excluded Liabilities is referred to as the "Spin-Out").



                                       1.

         C. At the Closing, following the consummation of the Spin Out, STPII will acquire (the "Pioneer Acquisition"), for a purchase price not to exceed $360,000,000 (subject to downward adjustment pursuant to the Acquisition Agreement), and own one hundred percent (100.0%) of the outstanding membership interests in Pioneer. The purchase price will consist of (i) cash in the amount of $105,000,000 and (ii) a maximum of (x) $255,000,000 in assumed debt at Closing comprised of Indebtedness outstanding under the Senior Credit Facilities (the "Opening Debt Amount") and (y) $2,000,000 in aggregate costs associated with the mark-to-market exposure in unwinding the Rate Contracts maintained by Pioneer with Bank of Montreal and ABN AMRO, as counterparties, in respect of the Existing Pioneer Credit Facility; provided, however, to the extent (1) such mark-to-market exposure exceeds $2,000,000 as at Closing, the Opening Debt Amount will be reduced dollar-for-dollar by the amount of such excess and (2) the value of the Merchantable Timber on the Pioneer Timberlands (based on timber values derived from the Opening Timber Appraisal) is less than $410,000,000 as at the Closing, the Opening Debt Amount will be further reduced dollar-for-dollar by such difference. The cash portion of the purchase price is to be financed with (i) an amount equal to not less than at least $65,000,000 contributed by the Demers Group in the form of new equity (which the Demers Group will be deemed to have funded by means of a rollover of at least $65,000,000 of the purchase price payable to the Demers Group as the selling members of Pioneer) and evidenced by the Demers Group's limited partnership interests in STPII, (ii) an amount equal to $10,000,000 contributed by Mach One in the form of new cash equity and evidenced by Mach One's limited partnership interest in STPII and (iii) an amount equal to $30,000,000 contributed by the Borrower out of the proceeds of the Loans and evidenced by the Borrower's membership interest in STTOC and STTOC's general and limited partnership interest in STPII. Following the Pioneer Acquisition, Pioneer will own good and marketable title to the Pioneer Timberlands and the related assets and cash flows.

         D. Concurrently herewith, Pioneer is entering into the Senior Credit Agreement with the Senior Lenders and the Senior Administrative Agent pursuant to which the Senior Lenders have agreed (in accordance with their respective commitments) to make available to Pioneer revolving and term credit up to an aggregate principal amount of $270,000,000 (the "Senior Credit Facilities"). The Senior Credit Facilities will be used to refinance and replace the Existing Pioneer Credit Facility and to fund the ongoing working capital needs of Pioneer.

         E. The Borrower has requested that the Lenders and the Administrative Agent enter into this Agreement pursuant to which the Lenders severally agree (in accordance with their respective several but not joint Commitments) to advance to the Borrower at Closing Loans in the amount of the Aggregate Commitment, the entire proceeds of which, net of transaction costs related to the funding of the Loans, including bank fees and Attorney Costs, will be immediately contributed by the Borrower to STPII (through the Borrower's wholly owned Subsidiary, STTOC) to fund a portion of the purchase price of the Pioneer Acquisition and transaction costs related to the Senior Credit Facilities.

         F. The Lenders have agreed to make the Loans described in this Agreement available to the Borrower, but only on the terms, subject to the conditions and in reliance on the representations and warranties set forth below.


                                       2.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants set forth below, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ABN AMRO" means ABN AMRO Bank N.V., a Dutch banking corporation.

         "Acquisition" means any transaction, or any series of related transactions, by which the Borrower, STTOC, STPII or Pioneer directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, partnership, limited liability company, real estate investment trust, business trust or other similar trust, joint venture, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the capital stock of a corporation having ordinary voting power for the election of directors, (c) acquires control of fifty percent (50.0%) or more of the ownership interest in any partnership, limited liability company or joint venture or (d) in a single or in a series of related transactions, from one or more Persons, acquires assets, including Timberlands and other related Properties and facilities, including mills and other Timber conversion or processing facilities, having an aggregate, all-in purchase price of at least $2,000,000.

         "Acquisition Agreement" means that Acquisition and Contribution Agreement dated October 9, 1998, by and among the Borrower, STTOC, STPII and the Demers Group, as the sole members of Pioneer prior to the consummation of the Pioneer Acquisition.

         "Acquisition Documents" means the Acquisition Agreement, together with all bills of sales, assignments, assignments and assumptions and other agreements, documents and instruments executed and delivered in connection with the consummation of the Pioneer Acquisition.

         "Additional Compensation" has the meaning set forth in SECTION 2.4(E).

         "Additional Pledgor" means each such Person as shall, after the Closing Date, purchase or acquire partnership interests in STPII and in connection therewith shall execute and deliver to the Administrative Agent a pledge agreement substantially in the form of, (i) if such Person shall acquire a general partnership interest, the STTOC Pledge Agreement, and (ii) if such Person shall acquire a limited partnership interest, the Mach One Pledge Agreement, granting and pledging to the Administrative Agent a first priority Lien on such partnership interests.

         "Adjusted LIBOR" means, in respect of LIBOR Loans, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:



                                       3.

                                                   LIBOR
                Adjusted LIBOR = ---------------------------------------------
                                     1.00 - Eurodollar Reserve Percentage

The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Administrative Agent" means ABN AMRO, not when acting in its individual capacity, but solely when acting in its capacity as the administrative and collateral agent on behalf of the Lenders under this Agreement or any of the other Loan Documents, and any successor Administrative Agent.

         "Affected Lender" has the meaning set forth in SECTION 3.8.

         "Affiliate" means, with respect to any Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Employee Benefit Plan). A Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power (a) to vote five percent (5.0%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing general partners or managing members or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agent-Related Persons" means the Administrative Agent, and any successor Administrative Agent, together with their respective Affiliates, and the officers, directors, employees, Administrative Agents and attorneys-in-fact of such Persons.

         "Agent's Payment Office" means the address for payments set forth on the signature page hereto in relation to the Administrative Agent or such other address as the Administrative Agent may from time to time specify in accordance with SECTION 10.2.

         "Aggregate Commitment" means the combined Commitments of the Lenders in the initial aggregate principal amount of Thirty-Five Million Dollars ($35,000,000).

         "Agreement" means this Loan Agreement dated as of October 9, 1998, including all amendments, modifications and supplements hereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.



                                       4.

         "Applicable Margin" means with respect to any Base Rate Loan or any LIBOR Loan, as applicable, the following margin, expressed as a percentage:

                                           LOANS
                           Applicable Margin      Applicable
                            for LIBOR Loans    Margin for Base
                                                  Rate Loans

                                 4.00%              2.75%


         "Assignee" has the meaning set forth in SECTION 10.11(A).

         "Assignment and Acceptance" has the meaning specified in SECTION 10.11(A).

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as amended.

         "Base Rate" means for any day, the higher of (a) the per annum floating rate established by ABN AMRO at its branch office in Chicago, Illinois as its "prime rate" for domestic (United States) commercial loans in effect on such day, and (b) one-half of one percent (0.50%) in excess of the Federal Funds Rate in effect on such day. ABN AMRO's prime rate is a rate set by ABN AMRO based upon various factors, including ABN AMRO's costs and desired return, general economic conditions and other factors, and is neither directly tied to an external rate of interest or index or necessarily the lowest nor best rate of interest actually charged by ABN AMRO at any given time to any customer or particular class of customers for any particular credit extension. ABN AMRO may make commercial or other loans at rates of interest at, above or below its prime rate.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Borrower" has the meaning set forth in the PREAMBLE.

         "Borrower Collateral" means all Property and interests in Property, and all proceeds thereof including the Property covered by the Borrower Collateral Documents, now existing or hereafter acquired, that may at any time be or become subject to a Lien granted or created in favor of the Administrative Agent, to secure the full and complete payment and performance of the Obligations under this Agreement and under the Loan Documents.

         "Borrower Collateral Documents" means collectively, (a) the Security Agreement, the Pledge Agreement, the Control Agreements, the Financing Statements naming the Borrower as


                                       5.

debtor, and such other agreements, assignments, documents and instruments from time to time executed and delivered by the Borrower granting, assigning or transferring or otherwise evidencing or relating to any Lien granted, assigned or transferred to the Administrative Agent or any Lender pursuant to or in connection with the transactions contemplated by this Agreement and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Borrower Operating Agreement" means the Operating Agreement of the Borrower effective as of October 9, 1998.

         "Borrowing" means a single borrowing of Loans under this Agreement in the aggregate principal amount of Thirty-Five Million Dollars ($35,000,000) to be made available to the Borrower on the Closing Date by the Lenders pursuant to
ARTICLE II.

         "Bridge Facility" means the bridge term loan in the aggregate original principal amount of $35,000,000 to be made to the Borrower by the Lenders pursuant to this Agreement and the other Loan Documents.

         "Business" means the acquisition, ownership, management and harvesting of Timber and activities incidental thereto.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the States of Illinois, New York or North Carolina are authorized or required by law or other governmental action to close, except that if any determination of a "Business Day" shall relate to a LIBOR Loan, the term "Business Day" shall also mean a day on which dealings are carried on in the London interbank market.

         "Capital Expenditures" means all expenditures for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and which are required to be capitalized under GAAP.

         "Cash Equivalents" means:

                  (a) securities issued or unconditionally guaranteed or insured by the United States Government or any agency or any State thereof and backed by the full faith and credit of the United States or such State having maturities of not more than one (1) year from the date of acquisition;

                  (b) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements or bankers' acceptances, having in each case a tenor of not more than one (1) year, issued by any Lender, or by any nationally or state chartered commercial bank or any branch or agency of a foreign bank licensed to conduct business in the United States having combined capital and surplus of not less than $100,000,000 whose short term securities are rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc.; and


                                       6.

                  (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Rating Group or P-1 by Moody's Investors Service, Inc. and in either case having a tenor of not more than two hundred and seventy (270) days.

         "Change in Key Investors" means any of (a) STTOC shall cease to own of record and beneficially at least twenty-five percent (25.0%) of the aggregate Partnership Units (as defined in and determined pursuant to the STPII Partnership Agreement) in STPII, (b) the Demers (Immediate) Group shall collectively cease to own of record and beneficially at least thirty-three percent (33.0%) of the aggregate Partnership Units in STPII, (c) STTOC shall cease to be the sole general partner of STPII, (d) the Borrower shall cease to own of record and beneficially one hundred percent (100.0%) of the outstanding membership interests in STTOC or (e) any of C. Edward Broom, Thomas P. Broom or Christopher J. Broom shall collectively cease to comprise a majority of the managers of the Borrower.

         "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Collateral, (b) the Loans, (c) the Borrower's employees, payroll, income or gross receipts, (d) the Borrower's ownership or use of any of its Properties or assets or (e) any other aspect of the Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in SECTION 4.1 shall have been duly satisfied by the Borrower, as determined by the Lenders, in their discretion.

         "Closing Date" means the date on which the Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder.

         "Collateral" means, collectively, the Borrower Collateral, the Partner Collateral and the STPII Collateral.

         "Collateral Documents" means, collectively, the Borrower Collateral Documents, the Partner Collateral Documents and the STPII Collateral Documents.

         "Commitment" means, as to each Lender, the amount set forth on SCHEDULE 1 next to such Lender's name.

         "Commitment Percentage" means, as to any Lender, the percentage equivalent of such Lender's Commitment divided by the Aggregate Commitment.

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) (a) to purchase,


                                       7.

repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation (whether in the form of loans, advances, capital stock purchases, capital contributions or otherwise), or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or (e) to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guaranty or other support arrangement.

         "Consultant's Report" means that report dated October 3, 1998 prepared by MBG and addressed to ABN AMRO, NationsBank, N.A. and First Union National Bank for the benefit of the Lenders and the Senior Lenders as to the Pioneer Timberlands and related merchantability criteria, Timber volumes, Timber pricing, and harvest and operating projections.

         "Control Agreement" means a control agreement entered between the Borrower and a depository institution at which the Borrower maintains a deposit account, a securities intermediary at which the Borrower maintains a security account or a commodities intermediary at which the Borrower maintains a commodity account (as such terms are defined and used in Articles 8 and 9 of the UCC), and acknowledged by the Administrative Agent, with respect to each such deposit account, security account or commodity account, as the case may be.

         "Cutting Rights Agreements" means all stumpage contracts, timber deeds, timber leases, timber mortgages, cutting rights agreements and other agreements, contracts, arrangements or other contractual obligations, whether now existing or hereafter entered into, whereby Pioneer or its predecessors in interest have granted, grant or will grant to third Persons the right to cut, harvest or otherwise remove Timber from the Timberlands or any other real property owned or leased by Pioneer.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Default Rate" has the meaning set forth in SECTION 2.4(C).

         "Demers" has the meaning set forth in RECITAL A.


                                       8.

         "Demers Group" has the meaning set forth in RECITAL A.

         "Demers (Immediate) Group" means (a) Demers, his spouse and his lineal descendants and any revocable trust established by Demers as settlor for the benefit of any of the foregoing, provided that Demers, his spouse or any of his lineal descendants is a trustee of such trust, and (b) any Person controlled by Demers (for purposes of this definition only, "control" shall mean the power to direct. either directly or indirectly through individuals appointed or designated by Demers, the management and policies of such Person, including the actions such Person takes or omits to take with respect to such Person's equity interest in STPII).

         "Demers Group Pledge Agreement" means the Non-Recourse Guaranty and Pledge Agreement dated as of the date of this Agreement, executed by each Person comprising the Demers Group in favor of the Administrative Agent.

         "Designation of Responsible Persons" means a separate Designation of Responsible Persons dated the date of this Agreement, executed by an authorized officer of the Borrower, substantially in the form of EXHIBIT C, identifying the officers of the Borrower as having authority to request or continue Loans hereunder.

         "Disclosure Schedule" means SCHEDULE 3.

         "Disposition" means the sale, lease, conveyance or other disposition by the Borrower of any of its respective Property or other assets in a single transaction or related series of transactions.

         "Dollars," "dollars" and "$" each mean lawful money of the United States of America.

         "Domestic Lending Office" means, with respect to each Lender, the office of that Lender designated as such in the signature pages hereto or such other office of the Lender as it may from time to time specify to the Borrower and the Administrative Agent.

         "Due Inquiry" means any and all inquiry, investigation and analysis which a prudent Person would undertake and complete with diligence with the intent of coming to an understanding appropriate to the scope of importance of the subject to which the inquiry relates.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any State thereof; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) an insurance company organized under the laws of the United States; (e) a commercial finance company, mutual or other investment fund, lease financing company or other institutional investor (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, provided that such Person is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended); (f) any Lender party to this Agreement; (g) any Lender Affiliate and (h) any other Person approved by the



                                       9.

Administrative Agent and the Borrower, such approval not to be unreasonably withheld; provided, however, that (i) the Borrower's approval shall not be required so long as an Event of Default has occurred and is continuing and (ii) an Affiliate of the Borrower shall not qualify as an Eligible Assignee.

         "Employee Benefit Plan" means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of any Person or any ERISA Affiliate of such Person.

         "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice or liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any violation of an Environmental Law, violation of an Environmental permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contributions, indemnification, cost recovery, compensation or injunctive relief.

         "Environmental Law" means any Requirement of Law relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials, and those relating to the threatened or endangered species.

         Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums


                                      10.

due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Reserve Percentage" means the reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect on the Interest Rate Determination Date (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") having a term comparable to an Interest Period of twelve (12) months.

         "Event of Default" means any of the events or circumstances set forth in SECTION 8.1.

         "Excluded Assets" has the meaning set forth in RECITAL B.

         "Excluded Liabilities" has the meaning set forth in RECITAL B.

         "Existing Pioneer Credit Facility" means the senior revolving credit facility made available to Pioneer pursuant to that Amended and Restated Credit Agreement dated as of March 26, 1998 among Pioneer, as the borrower, Kinzua Resources, L.L.C., Lane Plywood, Inc., Pioneer Aviation, LLC and Pioneer Merger, Inc., as guarantors, the lenders party thereto and Bank of Montreal, as administrative agent and letter of credit issuer.

         "Exley" has the meaning set forth in RECITAL A.

         "Federal Funds Rate" means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor,"H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m., New York Time, on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fee Letter" means the side letter relating to fees dated October 1, 1998 among the Borrower, ABN AMRO, NationsBank, N.A. and First Union Investors, Inc.

         "Financing Statements" means the UCC-1 financing statements duly executed by the Borrower, STTOC, STPII, Mach One and each Person comprising the Demers Group, as the case



                                      11.

may be, as debtor, in favor of the Administrative Agent, as secured party, and caused to be filed in the jurisdictions set forth on SCHEDULE 4.

         "Fiscal Quarter" means each fiscal quarter of the Borrower ending on each March 31, June 30, September 30 and December 31.

         "Fiscal Year" means each fiscal year of the Borrower ending on each December 31.

         "Fixed Rate" means the fixed rate of interest per annum of nine and one-half percent (9.5%) (which is a per annum rate of interest equivalent to the current Base Rate plus a margin of 1.25%).

         "Fixed Rate Loan" means a Loan that bears interest at the Fixed Rate.

         "Form 1001" has the meaning set forth in SECTION 3.1(G)(I)(A).

         "Form 4224" has the meaning set forth in SECTION 3.1(G)(I)(A).

         "Form W-8" has the meaning set forth in SECTION 3.1(G)(II)(A).

         "Frontier" has the meaning set forth in RECITAL B.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any foreign, federal, state, county, parish or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

         "Harvesting Contracts" means all agreements, contracts or other contractual obligations, whether now existing or hereafter entered into, whereby third Persons have granted or will grant to Pioneer the right to cut, harvest or otherwise remove Timber from real property other than the Pioneer Timberlands or other Land owned by Pioneer and all other rights of Pioneer to cut, harvest or otherwise remove Timber from real property other than the Pioneer Timberlands or other Land owned by Pioneer.

         "Harvest Plan" means the ten (10) year harvest plan of Pioneer for the harvesting and sale of Timber and stumpage, as amended or modified from time to time with the approval of the Administrative Agent.



                                      12.

         "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, including, without limitation, all amounts outstanding under this Agreement and any of the other Loan Documents, (b) all capital leases of such Person (but excluding any operating leases), (c) to the extent of the outstanding Indebtedness thereunder, all obligations of such Person that are evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) all obligations of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business in accordance with customary industry terms), (e) all obligations of such Person of the nature described in clauses (a), (b), (c) or (d), above, and not otherwise included therein that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (f) all obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (g) all obligations of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made, (h) all obligations of such Person to a counterpart under any Rate Contract and (i) all Contingent Obligations of such Person.

         "Indemnified Matters" has the meaning set forth in SECTION 10.5.

         "Indemnitees" has the meaning set forth in SECTION 10.5.

         "Initial Equity Investment" means $10,000,000, which is the aggregate minimum amount of the initial equity capitalization in cash of STPII made by Mach One (exclusive of the contribution of $30,000,000 by the Borrower and STTOC using the proceeds of the Loans advanced at Closing and the rollover of $65,000,000 in continuing equity by the Demers Group) immediately prior to the consummation of the Pioneer Acquisition.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of case (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than October 27, 1999, the difference between (a) the Adjusted LIBOR payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a hypothetical LIBOR Loan having an interest period commencing on such date and ending on October 27, 1999. The determination of


                                      13.

the Interest Differential by the Administrative Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means (a) the date of commencement of the Interest Period for each LIBOR Loan, (b) each three (3) month anniversary of the commencement of the Interest Period for each LIBOR Loan and (c) the Maturity Date.

         "Interest Period" means, as to any LIBOR Loan, the period commencing on the third Business Day following the Closing Date and ending on October 27, 1999.

         "Interest Rate Determination Date" means the date for calculating the LIBOR for purposes of determining the interest rate in respect of the Interest Period. The Interest Rate Determination Date shall be the Business Day following the Closing Date.

         "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership, joint venture or limited liability company interests of such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of Property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such Property.

         "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1 et seq.).

         "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

         "King" has the meaning set forth in RECITAL A.

         "Land" means the real property owned of record by Pioneer.

         "Lender Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

         "Lenders" means the banks, financial institutions or other institutional lenders which have executed signature pages to this Agreement and such other Assignees, banks, financial institutions or other institutional lenders as shall hereafter execute and deliver an Assignment and Acceptance with respect to all or any portion of the Commitments and the Loans advanced and maintained pursuant to the Commitments, in each case pursuant to and in accordance with SECTION 10.11.

          "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its "Domestic Lending Office" opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify the Borrower and the Administrative Agent.



                                      14.

         "LIBOR" means, with respect to any Loan to be made as a LIBOR Loan, the London Inter-Bank Offered Rate (determined by the Administrative Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to ABN AMRO by major banks in the London interbank market at or about 11:00 a.m., London Time, on the Interest Rate Determination Date with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a twelve (12) month period of time. The determination of LIBOR by the Administrative Agent shall be conclusive in the absence of manifest error.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest.

         "Loan" means a Loan advanced to the Borrower pursuant to SECTION 2.1 by a Lender under its Commitment according to its Commitment Percentage, which Loan may be in the form of either a Base Rate Loan or a LIBOR Loan, depending upon the context; provided that for the period from the Closing Date to the third Business Day following the Closing Date all Loans shall be Fixed Rate Loans.

         "Loan Documents" means this Agreement, the Notes, the Collateral Documents, the Pioneer Guaranty, the Fee Letter and any and all other agreements (including any Rate Contract), documents and instruments executed and delivered by or on behalf of or in support of the Borrower to any Lender or the Administrative Agent or their respective authorized designee evidencing or otherwise relating to the Loans as the same may from time to time be amended, modified, supplemented, extended or renewed.

         "LP Interest Contribution Agreement" means the Class C Limited Partner Contribution Agreement dated as of October 9, 1998 between STPII and Mach One.

         "Mach One" has the meaning set forth in RECITAL A.

         "Mach One Pledge Agreement" means the Non-Recourse Guaranty and Pledge Agreement dated as of the date of this Agreement, executed by Mach One in favor of the Administrative Agent.

         "Mandatory Prepayment" means any mandatory prepayment of the principal amount of Loans made or required to be made pursuant to SECTION 2.7.

         "Margin Regulations" means, collectively, Regulations T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 220, 221 and 224, respectively).

         "Material Adverse Change" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and


                                      15.

adverse to the condition (financial or otherwise), properties, business or operations of the Borrower, STPII or Pioneer, (c) impairs materially or could reasonably be expected to impair materially the ability of the Borrower to pay or perform its Obligations or to avoid an Event of Default, (d) impairs materially or could reasonably be expected to impair materially the value or priority of the Lien of the Administrative Agent in the Collateral or (e) impairs materially or could reasonably be expected to impair materially the ability of the Administrative Agent or any Lender to enforce any of its legal remedies pursuant to the Loan Documents.

         "Maturity Date" means October 27, 1999 or, if the maturity of the Loans is accelerated pursuant to SECTION 8.3(A) upon or following the occurrence of an Event of Death or otherwise, such earlier date of acceleration.

         "MBG" means Mason, Bruce & Girard, Inc., forestry consultants to Pioneer and the Borrower.

         "Merchantable Timber" shall mean all standing trees consisting of redwood, ponderosa pine, douglas fir, western larch, white fir, lodgepole pine and other commercially exploitable species which is located upon Timberland owned of record by the Borrower, is free of known disease and defect, is not in a location where it is commercially unfeasible to harvest the same and, at the time of determination, could be harvested in compliance with all applicable Requirements of Law and is of a size and grade such that the harvesting and sale of same could then be accomplished consistent with all applicable Requirements of Law and sound silvicultural practices and which also meets all applicable criteria for merchantability (based on geographical region and species) set forth in the Consultant's Report.

         "Multiemployer Plan" shall mean a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or, during the preceding three (3) calendar years, has made, or been obligated to make, contributions.

         "Net Issuance Proceeds" means, in respect of any issuance of equity, cash proceeds or non-cash proceeds received or receivable in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in favor of any Person other than an Affiliate of the Borrower, such costs and expenses to be consistent with standard investment banking practices for similar issuance.

         "Non-Bank Lender Tax Certificate" has the meaning set forth in SECTION 3.1(G)(II)(A).

         "Note" means a promissory note dated the date of issuance, executed by the Borrower and payable to the order of a Lender in the stated principal amount of such Lender's Commitment, substantially in the form of EXHIBIT A, and any and all replacement, extensions, substitutions and renewals of any such promissory note.

         "Notice of Borrowing" means a notice given by the Borrower to the Administrative Agent in accordance with SECTION 2.1(B), substantially in the form of EXHIBIT B, with appropriate insertions.



                                      16.

         "Obligations" means all loans, advances, debts, liabilities and obligations, for monetary amounts owing, in each case on a joint and several basis, by the Borrower to the Lenders or the Administrative Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under or in respect of any of the Loan Documents or under or in respect of any Rate Contract. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy
Code), fees, including, without limitation, any and all arrangement fees, loan fees, commitment fees, Administrative Agent fees and any and all other fees, expenses, costs or other sums (including Attorney Costs) chargeable to the Borrower under any of the Loan Documents.

         "Old Pioneer" has the meaning set forth in RECITAL A.

         "Opening Debt Amount" has the meaning set forth in RECITAL C.

         "Opening Timber Appraisal" has the meaning set forth in RECITAL A.

         "Ordinary Course of Business" means, in respect of any transaction involving the Borrower, STPII or Pioneer, the ordinary course of the Borrower's, STPII's or Pioneer's business, as conducted by the Borrower, STPII or Pioneer in accordance with past practice or, in the absence of past practice, consistent with accepted prudent practices in the timber industry and, in each case, undertaken by the Borrower, STPII or Pioneer in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

         "Originating Lender" has the meaning set forth in SECTION 10.11(D).

         "Other Taxes" has the meaning specified in SECTION 3.1(B).

         "Participant" has the meaning set forth in SECTION 10.11(D).

         "Partner Collateral" means all Property and interests in Property, and all proceeds thereof, including the Property covered by the Partner Collateral Documents, now existing or hereafter acquired, that may at any time be or become subject to a Lien granted or created in favor of the Administrative Agent to secure the full and complete payment and performance of the Obligations and the respective obligations of STTOC, each Person comprising the Demers Group, Mach One or any Additional Pledgor under the Loan Documents to which it is a party.

         "Partner Collateral Documents" means, collectively, (a) the STTOC Pledge Agreement, the Demers Group Pledge Agreement, the Mach One Pledge Agreement, each other pledge agreement as shall hereafter be executed and delivered by any Additional Pledgor in favor of the Administrative Agent, the Financing Statements naming STTOC, each Person comprising the Demers Group, Mach One and each such Additional Pledgor as debtor and such other agreements, assignments, documents and instruments from time to time executed and delivered by STTOC, the Demers Group, Mach One or any such Additional Pledgor granting, assigning or transferring or otherwise evidencing or relating to any Lien granted, assigned or transferred to the Administrative Agent or any Lender pursuant to or in connection with the transactions


                                      17.

contemplated by this Agreement and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal investors under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Liens" has the meaning set forth in SECTION 7.1.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, business or other trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "Pioneer" has the meaning set forth in RECITAL A.

         "Pioneer Acquisition" has the meaning set forth in RECITAL C.

         "Pioneer Guaranty" means the Guaranty dated as of the date of this Agreement, executed by Pioneer in favor of the Lenders and the Administrative Agent, the right to payment under which shall be subordinate to the Senior Loan Obligations.

         "Pioneer Operating Agreement" means the Fourth Amended and Restated Operating Agreement of Pioneer effective as of October 9, 1998.

         "Pioneer Timberlands" has the meaning set forth in RECITAL A.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Pledge Agreement" means the Pledge Agreement dated as of the date of this Agreement, executed by the Borrower and the Administrative Agent.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C. ss. 79 et seq.).

         "Rate Contract" means an interest rate or currency swap, cap or other agreement or arrangement designed to provide protection against fluctuations in interest or currency exchange rates.



                                      18.

         "Replacement Lender" has the meaning set forth in SECTION 3.8.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Required Lenders" means Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the then aggregate unpaid principal amount of all Loans then outstanding or, if no Loans are then outstanding, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, code, guidance, guideline, order, directive, judgment, decree, interpretation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

         "Responsible Person" means the Persons identified by the Borrower on a Designation of Responsible Persons as having authority to request or continue Loans hereunder on behalf of the Borrower.

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Securities" means any stock, shares, partnership interests, limited liability company membership interests, voting trust certificates, certificates of interest or participations in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures or other similar evidences of indebtedness, convertible or otherwise, or in general any instruments commonly known as "securities".

         "Security Agreement" means the Security Agreement dated as of the date of this Agreement, executed by the Borrower and the Administrative Agent.

         "Senior Administrative Agent" means First Union National Bank solely when acting as the Administrative Agent under and as defined in the Senior Credit Agreement, and any successor Administrative Agent thereto.

         "Senior Credit Agreement" means that Replacement Credit Agreement dated as of the same date as this Agreement, among Pioneer, as the borrower, the Senior Lenders and the Senior Administrative Agent, ABN AMRO in its capacity as syndication agent and NationsBank, N.A. in its capacity as documentation agent, as the same may be amended, modified or restated from time to time.

         "Senior Credit Facilities" has the meaning set forth in RECITAL D.

         "Senior Lenders" means the banks, financial institutions and other institutional lenders party from time to time to the Senior Credit Agreement in their individual capacities as lenders.



                                      19.

         "Senior Loan Documents" means the "Loan Documents," as such term is defined in the Senior Credit Agreement.

         "Senior Loan Obligations" means the "Obligations," as such term is defined in the Senior Credit Agreement.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction for which such Person's property would constitute unreasonably small capital.

         "Spin Out" has the meaning set forth in RECITAL B.

         "STP" means Strategic Timber Partners, LP, a Delaware limited partnership.

         "STPII" has the meaning set forth in RECITAL A.

         "STPII Collateral" means all Property and interests in Property, and all proceeds thereof including the Property covered by the STPII Collateral Documents, now existing or hereafter acquired, that may at any time be or become subject to a Lien granted or created in favor of the Administrative Agent to secure the full and complete payment and performance of the Obligations and STPII's obligations under the Loan Documents to which it is a party.

         "STPII Collateral Documents" means collectively, (a) the STPII Pledge Agreement, the Financing Statements naming STPII as debtor and such other agreements, assignments, documents and instruments from time to time executed and delivered by STPII granting, assigning or transferring or otherwise evidencing or relating to any Lien granted, assigned or transferred to the Administrative Agent or any Lender pursuant to or in connection with the transactions contemplated by this Agreement and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "STPII Pledge Agreement" means the full recourse Guaranty and Pledge Agreement dated as of the date of this Agreement, executed by STPII in favor of the Administrative Agent.

         "STPII Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of STPII effective as of October 9, 1998.

         "STOC" means Strategic Timber Operating Co., a Delaware corporation.

         "STT" means Strategic Timber Trust, Inc., a Georgia corporation.



                                      20.

         "STT Bridge Agreement" means that Bridge Loan Agreement dated as of April 27, 1998, as amended, among STT, as the borrower, the STT Bridge Lenders and the STT Bridge Agent.

         "STT Bridge Documents" means the "Loan Documents," as such term is defined in the Senior Loan Agreement.

         "STT Bridge Facility" means the bridge loan in the original principal amount of $85,000,000 made by the STT Bridge Lenders to STT pursuant to the STT Bridge Documents.

         "STT Bridge Lenders" means the banks, financial institutions and other institutional lenders party from time to time to the STT Bridge Agreement in their individual capacities as lenders.

         "STT Bridge Obligations" means the "Obligations," as such term is defined in the STT Bridge Agreement.

         "STTOC" has the meaning set forth in RECITAL A.

         "STTOC Operating Agreement" means the Operating Agreement of STTOC effective as of October 9, 1998.

         "STTOC Pledge Agreement" means the full recourse Guaranty and Pledge Agreement dated as of the date of this Agreement, executed by STTOC in favor of the Administrative Agent.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

         "Taxes" has the meaning set forth in SECTION 3.1(A).

         "Termination Event" has the meaning set forth in SECTION 2.4(E).

         "Timber" means all trees, timber to be cut from the Land or otherwise, timber, whether severed or unsevered and including standing and down timber, stumps and cut timber remaining on the Land or otherwise, and logs, wood chips and other forest products, whether now located on or hereafter planted or growing in or on the Land or otherwise or now or hereafter removed from the Land or otherwise for sale or other disposition.

         "Timberlands" means real property suitable and principally used for timber production.

         "Timber Sales Agreements" means all timber sales agreements, log sales agreements, purchase orders, purchase and sale agreements and other contractual obligations, whether now existing or hereafter entered into, whereby Pioneer, as seller, is or may become obligated to cut, harvest or otherwise remove Timber harvested from the Land or to otherwise obtain Timber and to sell, exchange or deliver such Timber to third Persons.



                                      21.

         "Transferee" has the meaning specified in SECTION 10.11(E).

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provision.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Youel" has the meaning set forth in RECITAL A.

         SECTION 1.2 OTHER INTERPRETIVE PROVISIONS.

                  (A) ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement shall be prepared and computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

                  (B) OTHER TERMS. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules attached to this Agreement, all of which are by this reference incorporated into this Agreement, and not to any particular provision of this Agreement. The term "including" is not limiting and means "including, without limitation," and "including but not limited to." The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

                  (C) PERFORMANCE; TIME. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day unless otherwise indicated. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." If any



                                      22.

provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                  (D) LAWS. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (E) ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

                  (F) SCHEDULES AND EXHIBITS. Any reference to an "Article," "Section," "Subsection," "Schedule" or "Exhibit" shall refer to the relevant Article, Section or Subsection of or Schedule or Exhibit to this Agreement, unless specifically indicated to the contrary.

                                   ARTICLE II

                                   THE CREDITS

         SECTION 2.1  AMOUNTS AND TERMS OF COMMITMENTS.

                  (A) THE LOAN FACILITY. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents, each Lender having a Commitment severally agrees to make a Loan of immediately available funds to the Borrower upon the Closing Date in an aggregate principal amount equal to such Lender's Commitment.

                  (B) FUNDING OF LOANS TO THE ADMINISTRATIVE AGENT. Following the Administrative Agent's receipt from the Borrower of a complying Notice of Borrowing and the Administrative Agent's determination that the conditions precedent to the requested Borrowing set forth in ARTICLE IV have been duly satisfied, the Administrative Agent shall promptly notify each Lender of the requested Funding Date, which date shall be the contemplated Closing Date and shall be no earlier than the Business Day following the date on which the Administrative Agent so notifies such Lender. Except as specifically provided in the funds transfer memorandum referred to in SECTION 4.1(U), not later than 1:00 p.m., Chicago, Illinois time, on the requested Funding Date, each Lender having a Commitment shall have advanced its Loan to the Administrative Agent at the Administrative Agent's Payment Office in immediately available funds. No Lender shall have any liability to the Borrower for the failure of such Lender to advance funds for any Loan unless and until each condition precedent to the Borrowing set forth in SECTIONS 4.1 and 4.2 has been duly satisfied or has been waived in writing by Required Lenders. The Borrower shall have no right to enforce any obligation of a Lender to fund any Loan unless and until each condition precedent to the Borrowing has been duly satisfied or has been waived in writing by Required Lenders. The Administrative Agent's determination that the


                                      23.

conditions precedent to the Borrowing have been duly satisfied shall be conclusive and binding on all Lenders for purposes of determining when the Lenders shall be obligated to advance funds to the Administrative Agent.

                  (C) DISBURSEMENT OF LOANS TO THE BORROWER. On the Closing Date, the Administrative Agent shall disburse in immediately available funds to the designated deposit account(s) specified in the funds transfer memorandum referred to in SECTION 4.1(U) an aggregate amount equal to the Loans advanced by the Lenders to the Administrative Agent's Payment Office.

                  (D) GENERAL PROVISIONS RELATING TO THE LOANS. Each Loan made by a Lender hereunder shall be either in the form of a LIBOR Loan or, if the continuing or maintaining of LIBOR Loans is prohibited under this Agreement, a Base Rate Loan; provided that for the period from the Closing Date to the third Business Day following the Closing Date each Loan shall bear interest at the Fixed Rate (the funding of the Loans on the Closing Date shall be deemed to be a request by the Borrower to convert such Fixed Rate Loans to LIBOR Loans and such Fixed Rate Loans shall, on the terms and subject to the conditions set forth in this Agreement relating to LIBOR Loans, automatically convert to LIBOR Loans on the third Business Day following the Closing Date). The Borrower shall repay the principal amount of the Loans in the amounts and in the manner set forth in
SECTION 2.3 and pay interest accrued on the Loans at the rates and in the manner set forth in SECTION 2.4. Amounts borrowed by the Borrower under the Aggregate Commitments and subsequently repaid or prepaid may not be reborrowed.

                  (E) PERMITTED USES OF LOAN PROCEEDS. The Borrower shall use the Loan proceeds only for the purposes of (i) making an equity contribution in STTOC, the entire proceeds of which will be used to make an immediate equity contribution in STPII for the purpose of financing (x), together with the Initial Equity Investment and the rollover equity investment by the Demers Group, a portion of the purchase price of the Pioneer Acquisition paid on the Closing Date and (y) transaction costs related to the Senior Credit Facilities, and (ii) financing transaction costs related to the Bridge Facility and payment of interest accruing on the Loans through the initial Interest Payment Date.

         SECTION 2.2  NOTES.

                  (A) NOTES. The Loans made by each Lender shall be evidenced by separate Notes executed by the Borrower and made payable to the order of such Lender in the stated principal amount equal to its Commitment.

                  (B) NOTATIONS IN THE LENDERS' BOOKS AND RECORDS. Each Lender shall make notations in its books and records regarding the date, amount and maturity of each Loan made by it and the amount of each repayment or prepayment of principal and payment of interest made by the Borrower with respect to such Loan. Each Lender is irrevocably authorized by the Borrower to endorse its Note and each Lender's record shall be conclusive absent manifest error; provided, however, that the failure of a Lender to make, or an error in making, such a notation with respect to any Loan shall not limit or otherwise affect the Obligations of the Borrower hereunder or under any such Note to such Lender.



                                      24.

         SECTION 2.3 REPAYMENT OF PRINCIPAL AMOUNT OF LOANS. Subject to the terms of this Agreement relating to optional and mandatory earlier repayments of Loans, the Borrower shall repay the Lenders the entire outstanding principal amount of the Loans and all other unpaid amounts outstanding hereunder on the Maturity Date.

         SECTION 2.4  PAYMENT OF INTEREST ON THE LOANS; ADDITIONAL COMPENSATION.

                  (A) LOANS. Subject to SECTION 2.4(C), each Loan shall bear interest on the outstanding principal amount thereof from the date when made or converted until paid in full at a rate per annum equal to (i) for the period from the Closing Date to the third Business Day following the Closing Date, the Fixed Rate, and (ii) thereafter, the Adjusted LIBOR, or, if applicable, the Base Rate, plus the Applicable Margin .

                  (B) INTEREST PAYMENT DATES. Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Loans pursuant to this Agreement for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof.

                  (C) INTEREST UPON EVENTS OF DEFAULT. Upon the occurrence of an Event of Default and so long as such Event of Default shall continue, including after acceleration (whether before or after entry of judgment), the Borrower shall, at the option of Required Lenders, pay interest on the principal amount of each Loan then outstanding at a rate per annum which is determined by adding two percent (2.00%) to the Applicable Margin applicable to such Loan (the "Default Rate").

                  (D) LIMITATIONS ON INTEREST RATES. Notwithstanding any provision in this Agreement, the Notes or any of the other Loan Documents, the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws. If any payments in the nature of interest, additional interest and other charges made hereunder or under any of the Loan Documents are held to be in excess of the applicable limits imposed by any applicable federal or state law, the amount held to be in excess shall be considered payment of principal under the Notes and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws.

                  (E) ADDITIONAL COMPENSATION. In consideration of the Lenders underwriting and making the Loans hereunder enabling the Borrower to consummate the Pioneer Acquisition, unless prior to such date the Loans and other Obligations shall have been repaid in full and this Agreement shall have been terminated (except for such indemnity and other similar provisions as shall expressly survive termination), upon the earlier of (i) October 27, 1999, (ii) the acceleration of all outstanding Obligations, whether following the occurrence of an Event of Default, the commencement of an Insolvency Proceeding or otherwise, or (iii) the prepayment in full of the outstanding principal balance of the Loans, whether due to a voluntary prepayment pursuant to SECTION
2.6 or a Mandatory Prepayment pursuant to SECTION 2.7 (each of CLAUSES (I), (II) and (III) being a "Termination Event"), the Borrower shall pay to each Lender, in addition to any and all other Obligations owing to such Lender or any of the other Lenders, additional compensation



                                      25.

(the "Additional Compensation") in the following amounts, which Additional Compensation shall be due and payable on the date that the Termination Event occurs and shall be fully earned and nonrefundable:

                           (1) if the Termination Event occurs prior to January
1, 1999, there shall be no Additional Compensation;

                           (2) if the Termination Event occurs on or after
January 1, 1999 and prior to April 1, 1999, the Additional Compensation shall be in an amount equal to one and one-half percent (1.5%) of such Lender's pro rata share of the Aggregate Commitment (such pro rata share to reflect any adjustments to the initial Commitments as of the Closing as a result of any assignments made pursuant to SECTION 10.11(A));

                           (3) if the Termination Event occurs on or after April
1, 1999 and prior to July 1, 1999, the Additional Compensation shall be in an amount equal to four and one-half percent (4.5%) of such Lender's pro rata share of the Aggregate Commitment (such pro rata share to reflect any adjustments to the initial Commitments as of the Closing as a result of any assignments made pursuant to SECTION 10.11(A));

                           (4) if the Termination Event occurs on or after July
1, 1999 and prior to October 1, 1999, the Additional Compensation shall be in an amount equal to ten and one-half percent (10.5%) of such Lender's pro rata share of the Aggregate Commitment (such pro rata share to reflect any adjustments to the initial Commitments as of the Closing as a result of any assignments made pursuant to SECTION 10.11(A)); or

                           (5) if the Termination Event occurs on or after
October 1, 1999, the Additional Compensation shall be an amount equal to nineteen and one-half percent (19.5%) of such Lender's pro rata share of the Aggregate Commitment (such pro rata share to reflect any adjustments to the initial Commitments as of the Closing as a result of any assignments made pursuant to SECTION 10.11(A)).

The Additional Compensation shall be payable in cash; provided that if the Termination Event is anticipated to occur under CLAUSE (III), above, as the result of a Mandatory Prepayment pursuant to SECTION 2.7(B) upon the initial offering of equity Securities to the public under a registration statement filed with the SEC by the Borrower, STTOC, STPII, Pioneer or STT, STOC or STP or any other Person which is the surviving entity of a merger or consolidation involving any one or more of the Borrower, STT, STTOC, STOC, STPII, STP or Pioneer, each Lender entitled to receive Additional Compensation pursuant to this SECTION 2.4(E) shall, prior to such registration statement becoming effective, elect in its sole discretion whether or not to receive its share of the Additional Compensation in the form of (x) cash or (y) the equity Securities or other consideration received by the Borrower or its members pursuant to the transaction which gave rise to such Mandatory Prepayment having a fair market value equal to such Additional Compensation; provided that, if the initial public offering fails to close, each Lender shall be entitled to make a new election under this SECTION 2.4(E) with respect to a Termination Event occurring on or after the date the initial public offering fails to close.


                                      26.

         SECTION 2.5 CONVERSION TO BASE RATE LOANS. All LIBOR Loans shall, to the extent they have not been repaid, on the Maturity Date automatically and without further notice, convert to and thereafter be maintained as Base Rate Loans. The LIBOR Loans are also subject to conversion pursuant to SECTION 3.2.

         SECTION 2.6 OPTIONAL PREPAYMENTS. Subject to SECTION 3.5, the Borrower may, at any time or from time to time, upon at least three (3) Business Days' notice to the Administrative Agent, prepay Loans in whole or in part, in aggregate amounts of not less than $1,000,000. Such notice shall be irrevocable and the Administrative Agent shall promptly notify each Lender thereof and of such Lender's Commitment Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the specified prepayment date, together with accrued interest to such date on the principal amount prepaid and any amounts required pursuant to SECTION 3.5, but otherwise without premium or penalty.

         SECTION 2.7  MANDATORY PREPAYMENTS.

                  (A) DISTRIBUTIONS OF NET OPERATING CASH FLOW. To the fullest extent permitted by the Senior Loan Agreement, including Section 8.9 thereof, the Borrower shall (i) cause STTOC, as the sole general partner of STPII, to cause STPII, as the sole member of Pioneer, to cause Pioneer to declare and make distributions in cash or other immediately available funds to STPII pursuant to clause (a) of Section 7.2 of the Pioneer Operating Agreement in such amounts and at such times as is necessary to enable the Borrower to pay, on each Interest Payment Date, all outstanding and unpaid interest accrued on the Loans pursuant to SECTION 2.4, (ii) shall cause, and shall cause STTOC, as the sole general partner of STPII to cause, STPII to declare and make distributions in cash or other immediately available funds to STTOC, to the extent of distributions received under CLAUSE (I) above, all such distributions immediately upon receipt thereof, and to the extent of excess Net Operating Cash Flow (as defined in the STPII Partnership Agreement), of such Net Operating Cash Flow no less frequently than once every Fiscal Quarter, and (iii) shall cause STTOC to declare and make distributions in cash or other immediately available funds of, to the extent of distributions received under CLAUSE (II) above, all such distributions immediately upon receipt thereof, and to the extent of any excess Net Operating Cash Flow (as defined in the STTOC Operating Agreement), of such Net Operating Cash Flow no less frequently than once every Fiscal Quarter. To the extent such distributed funds are not used to pay outstanding interest accrued on the Loans pursuant to SECTION 2.4, the Borrower shall prepay the Obligations in the amount of each such distributions on the date received by the Borrower, or within three
(3) Business Days thereafter; provided however, that notwithstanding the foregoing, the Borrower shall be permitted to exclude from such prepayment the excess of any amount required to pay any outstanding Obligations then payable on the express condition that the entire amount of such excess is immediately either (i) deposited into a deposit account or (ii) invested in a security account, in each such case with a depository institution or a securities intermediary, as applicable, which has entered into a Control Agreement with the Administrative Agent, in form and substance satisfactory to the Administrative Agent, as to such deposit account or investment account, as applicable, pursuant to which the Administrative Agent has obtained and maintained a fully perfected Lien in such deposit account or investment account and all cash, funds,



                                      27.

investment property and other Property on deposit or invested therein, subject to no other Liens except as permitted by such Control Agreement.

                  (B) NET EQUITY ISSUANCE PROCEEDS. Subject to the second paragraph of this SECTION 2.7(B), the Borrower shall immediately prepay the Obligations in an amount equal to one hundred percent (100.0%) (or such lesser amount as shall be required to pay the entire outstanding amount of the Obligations in full) of the Net Issuance Proceeds, on the date of receipt thereof, arising from the issuance after the Closing Date by (a) the Borrower,
(b) STTOC, (c) STPII, (d) Pioneer or (e) the surviving entity of a merger or consolidation involving any one or more of the Borrower, STT, STTOC, STOC, STPII, STP or Pioneer, of equity Securities, whether pursuant to an initial or follow-on offering to the public under a registration statement filed with the SEC, a private placement or otherwise (other than such Net Issuance Proceeds as may result from the issuance of the 3,160 shares of authorized common stock of STT reserved for employees and members of management prior to April 27, 1998). To the extent such Net Issuance Proceeds are initially received by a Person other than the Borrower, the Borrower shall take and cause to be taken such actions as may be necessary, including causing its Subsidiaries and Affiliates to declare and make or pay appropriate distributions or dividends, as applicable, so that such Net Issuance Proceeds are immediately delivered and paid over to the Borrower (and the Borrower shall obtain the requisite rights and interest therein) for purposes of enabling the Borrower to make the Mandatory Prepayment required by this SECTION 2.7(B).

Notwithstanding anything to the contrary contained in the first paragraph of this SECTION 2.7(B), there shall be excluded from the Mandatory Prepayment required by this SECTION 2.7(B) the Net Issuance Proceeds from any issuance of equity Securities to the extent such Net Issuance Proceeds are used solely (i) to purchase or redeem the limited partnership interest of Mach One in STPII; provided that (v) the purchase or redemption price for such limited partnership interest shall not exceed the Class C Consideration, as defined in Exhibit E to the STPII Partnership Agreement, as calculated as of such proposed purchase date, (w) such purchase and the resultant transfer of the limited partnership interest in STPII shall be permitted under the terms of the STPII Partnership Agreement, (x) no Default or Event of Default shall have occurred and be continuing at the time of such proposed purchase or redemption or would result from the consummation of such purchase or redemption, (y) the purchaser of such limited partnership interest from Mach One shall become an Additional Pledgor hereunder and such new membership interest in STPII, whether purchased from Mach One or from STPII in connection and concurrent with the redemption of the limited partnership interest of Mach One, shall be duly pledged to the Administrative Agent as additional Partner Collateral, which Lien shall be valid, fully perfected and of first priority, and (z), taking into account the additional pledge contemplated by clause (y), above, one hundred percent (100.0%) of the partnership interests in STPII shall at all times be subject to a valid, fully perfected first priority Lien in favor of the Administrative Agent, or (ii) to fund the Acquisition by any Affiliate of the Borrower of additional Timberlands, provided that such Acquisition is otherwise permitted under (subject to compliance with the terms and conditions of) SECTION 7.4(B).

         SECTION 2.8 CALCULATION OF INTEREST AND FEES. Interest on the Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be


                                      28.

excluded; provided, however, that if any Loan is repaid on the same day on which it is made, such day shall be included in computing interest on such Loan. Each change in the interest rate of the Base Rate Loans based on changes in the Base Rate and each change in the interest rate of LIBOR Loans based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. The Administrative Agent shall give the Borrower prompt notice of any such change in the Base Rate or Eurodollar Reserve Percentage; provided, however, that any failure by the Administrative Agent to provide the Borrower with notice hereunder shall not affect the Lenders' right to make changes in the interest rate of the Base Rate Loans based on changes in the Base Rate or changes in the interest rate of LIBOR Loans based on changes in the Eurodollar Reserve Percentage.

         SECTION 2.9 PAYMENTS. All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to the Borrower under this Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to the Administrative Agent, on behalf and for the benefit of the Lenders, not later than 12:00 noon, Chicago, Illinois time, on the date due at the Administrative Agent's Payment Office.

         SECTION 2.10 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made under this Agreement, the Notes or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon.

         SECTION 2.11 APPLICATION OF PAYMENTS. Except as otherwise expressly provided in this Agreement or in any other Loan Document, all payments shall be applied in the following order: (a) then due and payable fees, costs and expenses; (b) then due and payable interest payments; and (c) then due and payable principal payments and optional prepayments. In addition, each Lender is authorized to, and at its sole option may, for the benefit of the Lenders and the Administrative Agent, make advances on behalf of the Borrower for payment of any and all fees, expenses, charges, costs, principal and interest incurred hereunder or under the other Loan Documents. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest thereon at the Base Rate.

         SECTION 2.12 DISTRIBUTION OF PAYMENTS. The Administrative Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, such Lender's interest in all repayments and prepayments of principal and all payments of interest, loan fees, commitment fees and other fees, expenses and costs received by the Administrative Agent on the same day and in the same type of funds as payment was received. In the event the Administrative Agent does not distribute such payments on the same day received, such payment shall accrue interest at the Federal Funds Rate, which shall be payable by the Administrative Agent. The Administrative Agent shall indemnify and hold the Borrower harmless from any claim for overnight interest by any Lender under this
SECTION 2.12.

         SECTION 2.13 THE ADMINISTRATIVE AGENT'S RIGHT TO ASSUME PAYMENTS WILL BE MADE BY THE BORROWER. Unless the Administrative Agent shall have been notified by the

                                      29.

Borrower prior to the date on which any payment to be made by the Borrower hereunder is due that the Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that the Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Commitment Percentage of such assumed payment. If the Borrower has not in fact remitted such payment to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         SECTION 3.1  TAXES.

                  (A) Subject to SECTION 3.1(H), any and all payments by the Borrower to the Lenders or the Administrative Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, fees, duties, levies, imposts, deductions, charges or withholdings, whatsoever imposed by any Governmental Authority, excluding, in the case of each Lender and the Administrative Agent, such taxes as are imposed on or measured by the net income of any Lender or the Administrative Agent by any jurisdiction under the laws of which such Lender, or the Administrative Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  (B) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

                  (C) Subject to SECTIONS 3.1(A) and 3.1(H), if any Taxes or Other Taxes are directly asserted or imposed against any Lender or the Administrative Agent, the Borrower shall indemnify and hold harmless such Lender or the Administrative Agent, as the case may be, for the full amount of the Taxes or Other Taxes (including any Taxes or Other Taxes asserted or imposed by any jurisdiction on amounts payable under this SECTION 3.1) paid by the Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted or imposed. Payment under this indemnification shall be made within thirty (30) days from the date the Lender or the Administrative Agent makes written demand therefor (provided that the Borrower shall have the right to contest in good faith any such Taxes or Other Taxes through appropriate proceedings). The Lender, or the Administrative Agent in its discretion also may, but shall not be obligated to, pay such Taxes or Other Taxes and

                                      30.

the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses, except for, in the event the Lender or the Administrative Agent fails to deliver notice of such assertion of Taxes or Other Taxes to the Borrower within ninety (90) days after it has received notice of such assertion or imposition of Taxes or Other Taxes, any such penalties, interest or expenses which would not have arisen but for the failure of the Lender or the Administrative Agent to so notify the Borrower of such assertion or imposition of Taxes or Other Taxes) as is necessary in order that the net amount received by the Lender or the Administrative Agent after the payment of such Taxes or Other Taxes (including any Taxes on such additional amount) shall equal the amount the Lender or the Administrative Agent would have received had not such Taxes or Other Taxes been asserted or imposed.

                  (D) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then, subject to SECTION 3.1(H):

                      (I) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 3.1) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deduction or withholding been made;

                      (II) the Borrower shall make such deduction or withholding; and

                      (III) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (E) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower, upon the Administrative Agent's request, shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

                  (F) If the Borrower fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to furnish to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders and the Administrative Agent for any incremental Taxes or Other Taxes, interest or penalties that may become payable by any of the Lenders and the Administrative Agent as a result of any such failure.

                  (G) Each Lender which is a foreign person (i.e., a person other than a United States person for United States federal income tax purposes) agrees that:

                      (I) in the case of any Lender which is a "bank" within the meaning of Section 881(c)(3)(A) of the Code,

                            (A) it shall, no later than the Closing Date (or, in
the case of a Lender which becomes a party hereto pursuant to SECTION 10.11 after the Closing Date, the date upon which the Lender becomes a party hereto) deliver to the Borrower through the Administrative Agent two (2) accurate and complete signed originals of IRS Form 4224 or any

                                      31.

successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                            (B) if at any time the Administrative Agent or such
Lender makes any changes necessitating a new Form 4224 or Form 1001, it shall within thirty (30) days after such change becomes effective deliver to the Borrower through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                      (II) in the case of any Lender other than a Lender described in clause (i) above,

                            (A) it shall, no later than the Closing Date (or, in
the case of a Lender which becomes a party hereto pursuant to SECTION 10.11 after the Closing Date, the date upon which the Lender becomes a party hereto) deliver to the Borrower through the Administrative Agent two (2) accurate and complete signed originals of a certificate substantially in the form of EXHIBIT E hereto (any such certificate, a "Non-Bank Lender Tax Certificate") and two accurate and complete signed originals of IRS Form W-8 or any successor thereto ("Form W-8") certifying to such Lender's legal entitlement (assuming compliance by the Borrower with the terms of this Agreement) to an exemption whereby the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                            (B) if at any time the Administrative Agent or such
Lender makes any changes necessitating a new Form W-8, it shall within thirty
(30) days after such change becomes effective deliver to the Borrower through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8 certifying to such Lender's legal entitlement (assuming compliance by the Borrower with the terms of this Agreement) to an exemption whereby the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                      (III) it shall, before or within thirty (30) days after the occurrence of any event (including the passing of time but excluding any event mentioned in (i) or (ii), above) requiring a change in or renewal of the most recent Form 4224, Form 1001 or Form W-8 previously delivered by such Lender, deliver to the Borrower through the Administrative Agent two accurate and complete original signed copies of Form 4224, Form 1001 or Form W-8 in replacement for the forms previously delivered by the Lender; and

                      (IV) it shall, promptly upon the Lender's or the Administrative Agent's reasonable request to that effect, deliver to the Lender or the Administrative Agent (as the case

                                       32.

may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                  (H) The Borrower will not be required to pay any additional amounts in respect of United States federal income tax pursuant to SECTION 3.1(D) to the Administrative Agent or any Lender for the account of any Lending Office of such Lender:

                            (I)  if the obligation to pay such additional
amounts would not have arisen but for a failure by such Lender to comply with its obligations under SECTION 3.1(G) in respect of such Lending Office; or

                            (II) if such Lender shall have delivered to the
Borrower a Form 4224, Form 1001 or Form W-8 in respect of such Lending Office pursuant to SECTION 3.1(G), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such form.

         (I) If, at any time, the Borrower requests any Lender to deliver any forms or other documentation in addition to those required pursuant to SECTION 3.1(G)(IV), then the Borrower shall, on demand of such Lender through the Administrative Agent, reimburse such Lender for any costs and expenses (including reasonable Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

         (J) If the Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to SECTION 3.1(D), then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Lender which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         SECTION 3.2  ILLEGALITY.

                  (A) If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make or maintain LIBOR Loans, then, on notice thereof by the Lender to the Borrower through the Administrative Agent, the Borrower shall immediately prepay in full all LIBOR Loans of that Lender then outstanding, together with interest accrued thereon, together with any amounts required to be paid in connection therewith pursuant to SECTION 3.5.

                  (B) If the Lender is required to prepay any LIBOR Loan immediately as provided in SECTION 3.2(A), then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

                                      33.

                  (C) Before giving any notice to the Administrative Agent pursuant to this SECTION 3.2, the affected Lender shall designate a different Lending Office with respect to its LIBOR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

         SECTION 3.3 INCREASED COSTS. If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in the Eurodollar Reserve Percentage included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then the Borrower shall be liable for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

         SECTION 3.4 INABILITY TO DETERMINE RATES. If the Administrative Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for the Interest Period with respect to a proposed LIBOR Loan, the Administrative Agent will forthwith give notice of such determination to the Borrower and each Lender. Thereafter, the obligation of the Lenders to make LIBOR Loans hereunder shall be suspended until the Administrative Agent, upon the instruction of the Required Lenders, revokes such notice in writing. Upon receipt of such notice, the Lenders shall make the Loans, as proposed by the Borrower as Base Rate Loans instead of LIBOR Loans.

         SECTION 3.5 PREPAYMENT OF LIBOR LOANS OR FIXED RATE LOANS. In the event that the Borrower prepays or is required to prepay any LIBOR Loan or Fixed Rate Loan by acceleration or otherwise, the Borrower agrees to reimburse each Lender for its expenses and funding losses due to such prepayment or failure to draw. The Borrower and the Lenders hereby agree that such expenses and funding losses shall be calculated as follows:

                  (A) principal amount of such LIBOR Loan or Fixed Rate times (number of days between the date of prepayment and the last day in the Interest Period divided by 360), times the applicable Interest Differential; plus

                  (B) all actual out-of-pocket expenses (other than those taken into account in the calculation of the Interest Differential) incurred by the Lenders and the Administrative Agent (excluding allocations of any expense internal to the Lenders and the Administrative Agent) and reasonably attributable to such payment or prepayment; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

         SECTION 3.6 CAPITAL REQUIREMENTS. If any Lender shall determine that any change after the date of this Agreement in any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other Requirement of Law regarding

                                      34.

capital adequacy, or any change after the date of this Agreement in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any Governmental Authority charged with the enforcement or interpretation or administration thereof, or compliance by any Lender (or any Lending Office of the Lender) or the Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company, if any, as a consequence of the maintaining of any of its Commitments or the making or maintaining any Loan under this Agreement to a level below that which the Lender or the Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy) by an amount deemed by the Lender to be material, then, upon written demand by the Lender, the Borrower shall pay to the Lender, from time to time such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered. Without affecting its rights under this SECTION 3.6 or any other provision of this Agreement, the Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by the Lender with respect to which the Borrower would be obligated to compensate the Lender pursuant to this SECTION 3.6, the Lender shall use reasonable efforts to select an alternative Lending Office which would not result in any such increase in any cost to or reduction in any amount receivable by the Lender; provided, however, that the Lender shall not be obligated to select an alternative Lending Office if the Lender determines that
(a) as a result of such selection the Lender would be in violation of any Requirement of Law, or would incur additional costs or expenses, or (b) such selection would be inadvisable for regulatory reasons.

         SECTION 3.7 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation pursuant to this ARTICLE III shall deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable and the basis therefor to the Lender hereunder. Such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         SECTION 3.8 SUBSTITUTION OF LENDERS. Upon the receipt by the Borrower from any Lender (an "Affected Lender") of a claim for compensation pursuant to SECTIONS 3.1, 3.3 or 3.6, the Borrower may: (a) request the Affected Lender to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or part of such Affected Lender's Loans and Commitments (a "Replacement Lender"), (b) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitments or (c) designate a Replacement Lender. Any such designation of a Replacement Lender under clause (a) or (c) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

         SECTION 3.9 SURVIVAL. The agreements and obligations of the Borrower in this ARTICLE III shall survive the payment of all other Obligations.

                                      35.

                                   ARTICLE IV

             CONDITIONS PRECEDENT TO CLOSING AND THE MAKING OF LOANS

         SECTION 4.1 CONDITIONS PRECEDENT TO THE CLOSING. The Closing shall occur upon the prior satisfaction of each of the conditions precedent set forth in this SECTION 4.1, as determined by the Lenders and the Administrative Agent (all Loan Documents and other documents to be delivered to the Administrative Agent or any Lender pursuant to this SECTION 4.1 shall be subject to prior approval as to form and substance (including as to results) by the Lenders and the Administrative Agent).

                  (A) CORPORATE DOCUMENTS. The Administrative Agent shall have received originals of each of the following:

                      (I) CERTIFICATE OF THE SECRETARY (THE BORROWER). Certificate executed by the secretary or assistant secretary of the Borrower, dated the Closing Date, certifying (A) that the Borrower has the authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the Borrower Operating Agreement then in full force and effect, (2) the certificate of formation of the Borrower certified by the Secretary of State of the State of Georgia as of a date not more than ten (10) Business Days prior to the Closing Date and (3) any other organizational documents of the Borrower then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by the managers of the Borrower then in full force and effect authorizing the execution, delivery and performance by the Borrower of each of the Loan Documents to which it is a party, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the State of Georgia and of the state in which is located Borrower's chief executive office, in each case dated as of a date not more than ten (10) Business Days prior to the Closing Date, stating that Borrower is in good standing in such states, (E) the name(s) of the officers of the Borrower authorized to execute the Loan Documents on behalf of Borrower, together with a sample of the true signatures of such officers and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until the Borrower shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                      (II)  CERTIFICATE OF THE SECRETARY (STPII).
Certificate executed by the secretary or assistant secretary of STPII, or of STTOC, as STPII's sole general partner, on behalf of STPII, dated the Closing Date, certifying (A) that STPII has the authority to execute, deliver and perform its obligations under each of the Loan Documents and Acquisition Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the STPII Partnership Agreement then in full force and effect, (2) the certificate of limited partnership of STPII certified by the Secretary of State of the State of Georgia as of a date not more than ten (10) Business Days prior to the Closing Date and
(3) the LP Contribution Agreement and any other organizational documents of STPII then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by each of the general and limited partners of STPII then in full force and effect authorizing the execution, delivery and performance by STPII of

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

each of the Loan Documents and Acquisition Documents to which it is a party and authorizing the execution, delivery and performance by STPII, in its capacity as the manager of Pioneer, of each of the Loan Documents and Acquisition Documents to which Pioneer is a party, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the State of Georgia and the state in which is located STPII's chief executive office, in each case dated as of a date not more than ten (10) Business Days prior to the Closing Date, stating that STPII is in good standing in such states, (E) the name(s) of the officer(s) of STPII authorized to execute Loan Documents and Acquisition Documents on behalf of STPII, together with a sample of the true signatures of such officer(s), and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until STPII shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                      (III) CERTIFICATE OF THE SECRETARY (PIONEER).
Certificate executed by the secretary or assistant secretary of Pioneer, or of STTOC, as STPII's sole general partner, on behalf of STPII, as Pioneer's manager, dated the Closing Date, certifying (A) that Pioneer has the authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the Pioneer Operating Agreement then in full force and effect, (2) the certificate of formation of Pioneer certified by the Secretary of State of the State of Oregon as of a date not more than thirty (30) Business Days prior to the Closing Date and (3) any other organizational documents of Pioneer then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by STPII, in its capacity as manager of Pioneer, then in full force and effect authorizing the execution, delivery and performance by Pioneer of each of the Loan Documents and Acquisition Documents to which it is a party, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the States of California, Oregon and Washington, in each case dated as of a date not more than ten (10) Business Days prior to the Closing Date, stating that Pioneer is in good standing in such states, (E) the name(s) of the officer(s) of Pioneer authorized to execute Loan Documents on behalf of Pioneer, together with a sample of the true signatures of such officer(s), and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until Pioneer shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                      (IV) SEPARATE CERTIFICATES OF THE SECRETARY (KING, MACH ONE AND OLD PIONEER). Separate certificates executed by the secretary or assistant secretary of each of King, Mach One and Old Pioneer, dated the Closing Date, certifying (A) that such Person has the authority to execute, deliver and perform its obligations under each of the Loan Documents and the Acquisition Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) such Person's operating agreement or bylaws, as applicable, then in full force and effect, (2) the certificate of formation or incorporation, as applicable, certified by the secretary of state of such Person's state of organization as of a date not more than thirty (30) Business Days prior to the Closing Date and (3) any other organizational documents of such Person then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by the such Person then in full force and effect authorizing the execution, delivery and performance by such Persons of each of the Loan Documents and Acquisition Documents to which it is a party, (D) the name(s) of the officer(s) of such Person authorized to

                                      37.

execute Loan Documents and Acquisition Documents on behalf of such Person, together with a sample of the true signatures of such officer(s), and (E) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until such Person shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                      (V) CERTIFICATE OF THE SECRETARY (STTOC). Certificate executed by the secretary or assistant secretary of STTOC, dated the Closing Date, certifying (A) STTOC has the authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the STTOC Operating Agreement in full force and effect, (2) the certificate of formation of STTOC certified by the Secretary of State of the State of Georgia as of a date not more than ten (10) Business Days prior to the Closing Date and (3) any other organizational documents of STTOC then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by the managers of STTOC then in full force and effect authorizing the execution, delivery and performance by STTOC (in its individual capacity) of each of the Loan Documents to which it is a party, authorizing the execution, delivery and performance by STTOC (in its capacity as general partner of STPII (in STPII's individual capacity)) of each of the Loan Documents and Acquisition Documents to which STPII is a party, and authorizing the execution, delivery and performance by STTOC (in its capacity as general partner of STPII (in STPII's capacity as the sole member of Pioneer)), (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the State of Georgia and the state in which is located STTOC's chief executive office, in each case dated as of a date not more than ten (10) Business Days prior to the Closing Date, stating that STTOC is in good standing in such states, (E) the name(s) of the officer(s) of STTOC authorized to execute Loan Documents and Acquisition Documents on behalf of STTOC (in its individual capacity or in its capacity as general partner of STPII (in STPII's individual capacity or in STPII's capacity as manager of Pioneer), as the case may be), together with a sample of the true signatures of such officer(s), and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until STTOC shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

         (B) LOAN DOCUMENTS. The Administrative Agent shall have received originals of each of the following Loan Documents:

             (I) THIS AGREEMENT. This Agreement, duly executed by the Borrower, each of the Lenders and the Administrative Agent, together with all completed SCHEDULES to this Agreement.

             (II) NOTES. Separate Notes, duly executed by the Borrower to each of the Lenders in the stated principal amount of such Lender's Commitment.

             (III) DESIGNATIONS OF RESPONSIBLE PERSONS. Separate Designations of Responsible Persons, duly executed by an authorized officer of the Borrower.

             (IV) COLLATERAL DOCUMENTS. The Administrative Agent shall have received originals of each of the following Collateral Documents:

                                      38.

                  (A) SECURITY AGREEMENT. The Security Agreement, duly executed by the Borrower and the Administrative Agent, together with all completed schedules to the Security Agreement.

                  (B) PLEDGE AGREEMENT. The Pledge Agreement, duly executed by the Borrower and the Administrative Agent, together with all completed schedules and exhibits to the Pledge Agreement, including the notice of pledge agreement, the acknowledgement and the initial transaction statement, and the original certificate(s) of limited partnership interest evidencing all of the Borrower's membership interest in STTOC, together with a membership interest power executed in blank for each certificate.

                  (C) STPII PLEDGE AGREEMENT. The STPII Pledge Agreement, duly executed by STPII and the Administrative Agent, together with all completed schedules and exhibits to the STPII Pledge Agreement, including the notice of pledge agreement, the acknowledgment and the initial transaction statement, and the original certificate(s) of membership interest evidencing all of STPII's membership interest in Pioneer, together with a membership interest power executed in blank for each certificate.

                  (D) STTOC PLEDGE AGREEMENT. The STTOC Pledge Agreement, duly executed by STTOC and the Administrative Agent, together with all completed schedules and exhibits to the STTOC Pledge Agreement, including the notice of pledge agreement, the acknowledgment and the initial transaction statement, and the original certificate(s) of general and limited partnership interest evidencing all of STTOC's general and limited partnership interests in STPII, together with a general and limited partnership interest powers (as applicable) executed in blank for each certificate.

                  (E) DEMERS GROUP PLEDGE AGREEMENT. The Demers Group Pledge Agreement, duly executed by each Person comprising the Demers Group and the Administrative Agent, together with all completed schedules and exhibits to the Demers Group Pledge Agreement, including the notices of pledge agreement, the acknowledgments and the initial transaction statements, and the original certificates of limited partnership interest evidencing all of Demers Group's limited partnership interests in STPII, together with limited partnership interest powers executed in blank for each certificate.

                  (F) MACH ONE PLEDGE AGREEMENT. The Mach One Pledge Agreement, duly executed by Mach One and the Administrative Agent together with all completed schedules and exhibits to the Mach One Guaranty and Pledge Agreement, including the notice of pledge agreement, the acknowledgment, and the initial transaction statement, and the original certificate(s) of limited partnership interest evidencing all of Mach One's limited partnership interest in STPII, together with a limited partnership interest power executed in blank for each certificate.

                  (G) FINANCING STATEMENTS. The Financing Statements, naming and duly executed by the Borrower, STPII, STTOC, Mach One and each Person comprising the Demers Group, as the case may be, as debtor, and the Administrative Agent, as secured party, including a description of the personal property Collateral granted or pledged by the Borrower, STPII, STTOC, Mach One and each Person comprising the Demers Group, as the case may be,

                                      39.

to the Administrative Agent as security for the Obligations and its respective obligations under the Loan Documents to which it is a party, which Financing Statements shall concurrent with the Closing be caused to be filed with the Governmental Authorities indicated on SCHEDULE 4.

                  (V) PIONEER GUARANTY. The Pioneer Guaranty, duly executed by Pioneer.

              (C) OPINIONS. The Administrative Agent shall have received each of the following originally executed opinions:

                  (I) the favorable written legal opinion of Sutherland, Asbill & Brennan LLP, special counsel to the Borrower, STPII, STTOC, Pioneer and Mach One, addressed to the Lenders and the Administrative Agent; and

                  (II) the favorable written legal opinion of Schwabe, Williamson & Wyatt P.C., special counsel to the Demers Group, addressed to the Lenders and the Administrative Agent.

              (D) ACQUISITION DOCUMENTS. The Administrative Agent shall have received copies, certified by the Borrower, of all of the duly and fully executed Acquisition Documents, including (i) the Acquisition Agreement, complete with all final schedules, exhibits, attachments and amendments thereto,
(ii) all bills of sale, assignments and assignments and assumptions and other transfer documents evidencing or relating to the conveyance of title and interest in the Excluded Assets from Pioneer to Frontier and the assumption by Frontier of the Excluded Liabilities, (iii) all assignments and other transfer documents evidencing or relating to the conveyance of title and interest in one hundred percent (100.0%) of the record and beneficial membership interests in Pioneer from the Demers Group to STPII and (iv) all other documents relating to or affecting the Spin Out and the Pioneer Acquisition, including all bring-downs and all amendments and modifications to any of the foregoing.

              (E) GOVERNMENTAL CONSENTS. The Administrative Agent shall have received written confirmation that all consents, approvals, orders and authorizations, and all registrations, declarations and filings with, and expirations or early terminations of waiting periods (including the Hart-Scott-Rodino anti-merger notice waiting period, if applicable) imposed by, any Governmental Authority necessary for the consummation of the Spin Out and the Pioneer Acquisition have been obtained.

              (F) OTHER THIRD PARTY CONSENTS. The Administrative Agent shall have received written confirmation that all consents, approvals and authorizations from third Persons required under any material agreement, contract or other document necessary for the consummation of the Spin Out and the Pioneer Acquisition and the funding of the Loans contemplated by the Acquisition Documents or the Loan Documents (including the grant in the Loan Documents of any Lien in favor of the Administrative Agent or any Lender) have been obtained.

              (G) CONSUMMATION OF THE SPIN OUT AND THE PIONEER ACQUISITION. All conditions precedent to the closing and consummation of the Spin Out and the Pioneer

                                      40.

Acquisition, including all actions to have been taken prior to the closing set forth in the Acquisition Documents (other than the payment of the purchase price) shall have been fulfilled, and there shall not have been any modification of a material term or waiver of a material condition precedent without the prior consent of Requisite Lenders.

              (H) OPENING TIMBER APPRAISAL. The Administrative Agent shall have received (i) the Opening Timber Appraisal, which shall be acceptable to Required Lenders in their sole and absolute discretion, and (ii) a report, certified by the chief financial officer of Pioneer as being true and correct, stating the harvest of Timber from the Pioneer Timberlands from the effective date of the Opening Timber Appraisal though both (x) September 30, 1998 and (y) the Closing Date, specifying the volume of Merchantable Timber harvested during the period by species, parcel and acreage. The Opening Timber Appraisal, as so adjusted by harvest through September 30, 1998 (with the applicable value of such harvest being derived from the average price per block determined by MBG in the Opening Timber Appraisal), shall demonstrate a minimum initial "Merchantable Timber Value" of at least $410,000,000 and "Total Appraised Value" of at least $470,000,000.

              (I) OPENING PRO FORMA BALANCE SHEET. The Administrative Agent shall have received (i) an opening pro forma balance sheet of Pioneer, prepared by Pioneer, consistent with an internal memorandum of Arthur Andersen LLP or other national recognized independent accounting firm reasonably acceptable to Required Lenders regarding the accounting for the proposed Pioneer Acquisition, including the capitalization structure and the results stated in the opening pro forma balance sheet, (ii) an opening pro forma balance sheet of STPII, prepared by STPII, (iii) an opening pro forma balance sheet of STTOC, prepared by STTOC, and (iv) an opening pro forma balance sheet of the Borrower, prepared by the Borrower.

              (J) INITIAL EQUITY INVESTMENT. The Administrative Agent shall have received written confirmation that STPII has received the Initial Equity Investment.

              (K) FINANCIAL STATEMENTS. The Administrative Agent shall have received a certificate of an authorized officer of the Borrower having responsibility for financial matters, including the preparation of financial statements, attaching copies of the pro-forma consolidated statements of income and cash flows for ten (10) years of projected operations for Pioneer, assuming the consummation of the Spin Out and the Pioneer Acquisition.

              (L) SENIOR LOAN DOCUMENTS. The Administrative Agent shall have received copies of all of the duly and fully executed Senior Loan Documents, which documents shall (i) evidence the agreement of the Senior Lenders to make available to Pioneer the Senior Credit Facilities in an aggregate committed amount not to exceed $270,000,000 and which shall replace in its entirety the Existing Pioneer Credit Facility, (ii) permit Pioneer to make distributions to STPII in order for STPII to make distributions in order to enable the Borrower to make timely payments of interest on the Loans hereunder and prepayments as contemplated by SECTION 2.7(B) and (iii) permit consummation of the Spin Out and the Pioneer Acquisition. The conditions precedent to Closing (as defined in the Senior Loan Agreement) set forth in SECTION 7 of the Senior Loan Agreement shall have been satisfied or duly waived by the Senior Lenders and (x) no more than the Opening Debt Amount shall be outstanding under the Existing Pioneer Credit Facility and (y) there shall be no more than $2,000,000 in aggregate costs associated with the

                                      41.

mark-to-market exposure in unwinding the Rate Contracts maintained by Bank of Montreal and ABN AMRO, as counterparties, in respect of the Existing Pioneer Credit Facility; provided that to the extent (1) such mark-to-market exposure exceeds $2,000,000 as at Closing, the Opening Debt Amount will be reduced dollar-for-dollar by the amount of such excess, and (2) the value of the Merchantable Timber on the Pioneer Timberlands (with the applicable value of all harvests since the date of the Opening Timber Appraisal being derived from the average block price determined by MBG in the Opening Timber Appraisal) is less than $410,000,000 as at the Closing, the Opening Debt Amount will be further reduced dollar-for-dollar by such difference.

              (M) HARVEST PLAN. The Administrative Agent shall have received the Harvest Plan (including the ten (10) year harvest plan of Pioneer with respect to Coastal Forestlands, Ltd. under "Option A"), which Harvest Plan shall have been reviewed and approved by the Administrative Agent.

              (N) CONFIRMATION REGARDING OPERATING PROJECTIONS. The Administrative Agent shall have received the Consultant's Report confirming as reasonable the assumptions used by Pioneer and incorporated into the operating projections prepared by Pioneer (including the operating projections prepared by Pioneer with respect to Coastal Forestlands, Ltd.), and (ii) verifying the feasibility of such operating projections, which Consultant's Report shall have been reviewed and approved by the Lenders.

              (O) ENVIRONMENTAL REVIEW. The Administrative Agent shall have received site assessments, environmental surveys or audits and other documents or information as to environmental matters as the Administrative Agent shall reasonably require.

              (P) MANAGEMENT PLAN. The Administrative Agent shall have received a copy of Pioneer's management plan with respect to the harvesting and management of the Pioneer Timberlands, which plan shall be in form and substance satisfactory to the Lenders.

              (Q) NO MATERIAL ADVERSE CHANGE. There shall have occurred no Material Adverse Change in the Pioneer Timberlands or in the prospects for the Business since the date of the Opening Timber Appraisal.

              (R) NO LITIGATION. There shall not have been instituted or overtly threatened any litigation or proceeding in or before any Governmental Authority to which the Borrower is, or is threatened with becoming, a party and which, in the Administrative Agent's sole discretion, after consultation with counsel, is determined to pose a risk of resulting in a Material Adverse Change.

              (S) THE BORROWER'S BRING-DOWN CERTIFICATE. The Administrative Agent shall have received a certificate dated the Closing Date, executed by the president or a vice president of the Borrower, on behalf of the Borrower, certifying that:

                  (I) no Default or Event of Default has occurred and is continuing; and

                  (II) the representations and warranties of the Borrower contained in ARTICLE V of this Agreement are true, accurate and complete in all material respects (except for such representations and warranties made as of a specified date which shall be true as of such

                                      42.

date), taking into account the consummation of the Spin Out and the Pioneer Acquisition, as of the Closing Date.

              (T) FEE LETTER. ABN AMRO, NationsBank, N.A. and First Union Investors, Inc. shall have received the Fee Letter, duly executed by the Borrower, together with the payment of such fees as are set forth in the Fee Letter to be paid at Closing (the payment of which shall be deemed a concurrent condition).

              (U) FUNDS TRANSFER MEMORANDUM. The Administrative Agent shall have received a funds transfer memorandum among the Borrower, Pioneer, STPII, STTOC, the Demers Group, Mach One, the Senior Administrative Agent and the Administrative Agent as to the sources and uses of funds to be funded and disbursed as of the Closing Date in connection with the Closing.

              (V) FEES AND COSTS. The Administrative Agent shall have received an amount equal to the aggregate of the Administrative Agent's good faith estimate of all Attorney Costs and other disbursements incurred by ABN AMRO (including in its capacity as the Administrative Agent), NationsBank, N.A., and First Union Investors, Inc. in connection with the Closing of the transactions contemplated hereunder, including the negotiation and preparation of this Agreement and each of the other Loan Documents (the payment of which shall be deemed a concurrent condition), which payment shall be subject to post-Closing adjustment following receipt by the Administrative Agent of all final invoices.

              (W) OTHER DOCUMENTS. The Administrative Agent or the Lenders shall have received such other documents and information from the Borrower as the Lenders may reasonably request.

                                    ARTICLE V

                  THE BORROWER'S REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to each Lender and the Administrative Agent as follows, and agrees that each of said warranties and representations shall be deemed to continue so long as any of the Commitments shall be available hereunder or any Loan or other payment Obligation shall remain unpaid or unsatisfied.

         SECTION 5.1 ORGANIZATION, POWER AND AUTHORITY OF THE BORROWER. The Borrower is duly formed and validly existing under the laws of the State of Georgia, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify would be materially adverse to the Borrower or its Property, including each state listed in ITEM 5.1 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all material requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its respective obligations under this Agreement, the Notes and each of the other Loan Documents to which it is a party, and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it upon and following the

                                       43.

consummation of the transactions contemplated by the Acquisition Documents and the Loan Documents.

         SECTION 5.2 ORGANIZATION, POWER AND AUTHORITY OF THE BORROWER'S SUBSIDIARIES AND CERTAIN AFFILIATES. The Borrower has no Subsidiaries other than STTOC. Each of STTOC, STPII and Pioneer is duly organized or incorporated, as applicable, and validly existing under the laws of the jurisdiction of its incorporation or formation, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify would be materially adverse to STTOC, STPII or Pioneer or its respective Property, including each state listed in ITEM 5.2 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its obligations under each of the Loan Documents and Acquisition Documents to which it is a party, and to own and hold under lease its Properties and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it.

         SECTION 5.3 LOAN DOCUMENTS AUTHORIZED; BINDING OBLIGATIONS. The execution, delivery and performance of this Agreement and each of the other Loan Documents, in each case to which it is a party, have been duly authorized by all necessary and proper action on the part of the Borrower. The execution, delivery and payment of the Notes have been duly authorized by all necessary and proper action on the part of the Borrower. The Loan Documents to which the Borrower is a party constitute legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing (regardless whether considered in a proceeding at law or in equity and the availability of the remedy of specific performance).

         SECTION 5.4 NO CONFLICT. The execution, delivery and performance of this Agreement and each of the other Loan Documents, in each case to which the Borrower is a party, and the execution, delivery and payment of the Notes by the Borrower will not contravene any provision of the Borrower's organizational documents and will not (a) to the best of the Borrower's knowledge, after Due Inquiry, contravene, conflict with or violate any material Requirement of Law,
(b) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Borrower or any of its Property or assets may be bound or affected or
(c) violate or result in the breach of, or constitute a default under any loan or credit agreement, indenture or other document (which documents are, in the aggregate, material) to which the Borrower is a party or by which the Borrower or any of its Property or assets may be bound or affected. The Borrower is not in violation or breach of or default under any material Requirement of Law, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, the non-compliance with which, the violation or breach of which, or the default under which, could with reasonable likelihood result in a Material Adverse Change.

         SECTION 5.5 CAPITAL STRUCTURE. ITEM 5.5 of the DISCLOSURE SCHEDULE sets forth each of the record and, to the best of the Borrower's knowledge, after Due Inquiry, beneficial holders of the membership interest in the Borrower (including voting interests of each such Person), by

                                      44.

class and number and including the percentage of each class owned or to be owned by such Person as of the Closing Date. Except as set forth in ITEM 5.5 of the DISCLOSURE SCHEDULE, there are no options, warrants, rights to purchase or similar rights covering the membership interest in the Borrower.

         SECTION 5.6 FINANCIAL CONDITION. All balance sheets, all statements of operations, of members' or partners' equity and of changes in cash flow, and other financial data (other than projections) furnished to the Administrative Agent for the purposes of or in connection with this Agreement or any of the other Loan Documents have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and will present fairly the financial condition of the entities involved as of the dates thereof and the result of their operations for the periods covered thereby. All projections which have been furnished to the Administrative Agent for purposes of or in connection with this Agreement were prepared in good faith on the basis of the assumptions stated therein, which assumptions were, in the opinion of the management of the Borrower, fair in the light of conditions existing at the time of delivery of such forecasts; and at the time of delivery, the management of the Borrower believed that the forecasts of the Borrower's, STTOC's, STPII's or Pioneer's, as the case may be, future financial performance set forth in the projections were reasonable and attainable.

         SECTION 5.7 NO MATERIAL ADVERSE CHANGE. Since each of (a) the date of the Opening Timber Appraisal and (b) the date of the most recent financial statements furnished to the Administrative Agent pursuant to SECTION 6.1(B) there has been no Material Adverse Change.

         SECTION 5.8 OWNERSHIP OF COLLATERAL. From and after the Closing Date, the Borrower owns merchantable title to all of the Collateral covered by the Security Agreement and the Pledge Agreement, free and clear of Liens except for Permitted Liens.

         SECTION 5.9 LITIGATION. Except as disclosed in ITEM 5.9 of the DISCLOSURE SCHEDULE, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of the Borrower's knowledge, overtly threatened against the Borrower, STTOC, STPII or Pioneer or any of the Borrower's, STTOC's, STPII's or Pioneer's Property at law or in equity before any Governmental Authority or, to the best of the Borrower's knowledge, any investigation by any Governmental Authority of the Borrower's, STTOC's, STPII's or Pioneer's affairs or Properties which could, if adversely determined, with reasonable likelihood result in a Material Adverse Change. Other than any liability incident to the litigation or proceedings disclosed in ITEM 5.9 of the DISCLOSURE SCHEDULE and other than any that arise in respect of the STTOC Pledge Agreement, the STPII Pledge Agreement or the Pioneer Guaranty or as otherwise disclosed on ITEM 7.5 of the DISCLOSURE SCHEDULE, neither the Borrower, STTOC, STPII nor Pioneer has any contingent liabilities which are material and which are not provided for or disclosed in the most recent financial statements delivered to the Administrative Agent pursuant to SECTION 6.1(A) or 6.1(B).

         SECTION 5.10 MATERIAL DOCUMENTS; THIRD PARTY CONSENTS. Except as set forth on ITEM 5.10 of the DISCLOSURE SCHEDULE, no approval, authorization or consent of any Person under any material agreement, contract, lease, license (including any license or sublicense of intellectual property) or other document, including any Harvest Contract, Cutting Rights Agreement, Timber Sales Agreement or right-of-way, road use, trackage and other access

                                      45.

agreement or arrangement, of the Borrower, STTOC, STPII or Pioneer is required to be obtained by the Borrower, STTOC, STPII, or Pioneer in order to make or consummate the transactions contemplated by the Loan Documents and the Acquisition Documents, except as has already been obtained.

         SECTION 5.11 NO GOVERNMENT CONSENTS NEEDED. Except as set forth on ITEM
5.11 of the DISCLOSURE SCHEDULE and for the filing of the Financing Statements, not yet due tax returns and reports or such of the foregoing as have already been filed, recorded, registered, or otherwise obtained, no certificate, authorization, permit, consent, approval, order, license, exemption from, or filing or registration or qualification with any Governmental Authority is or will be required to authorize, or is otherwise required in connection with the execution and delivery by the Borrower, STTOC, STPII or Pioneer of, and the payment and performance by the Borrower, STTOC, STPII or Pioneer of its obligations under, the Loan Documents or the creation of the Liens described in and granted pursuant to the Collateral Documents.

         SECTION 5.12 SOLVENCY. Each of the Borrower, STTOC, STPII and Pioneer is Solvent.

         SECTION 5.13 MANAGEMENT. Except as set forth on ITEM 5.13 to the DISCLOSURE SCHEDULE, there are no agreements relating to the payment of management fees to any direct or indirect holder of an equity interest in the Borrower. A true and complete copy of each such agreement has been furnished to the Administrative Agent.

         SECTION 5.14 ERISA COMPLIANCE. Except as specifically disclosed in ITEM
5.14 of the DISCLOSURE SCHEDULE:

                  (A) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (B) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or actions by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change.

                  (C) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section

                                      46.

4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; (vi) neither the Borrower nor any ERISA Affiliate has any liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106; and
(vii) "no prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) that has resulted or could with reasonable likelihood result in a Material Adverse Change has occurred with respect to any Plan.

         SECTION 5.15 CERTAIN REPRESENTATIONS AND WARRANTIES CONCERNING THE PIONEER TIMBERLANDS.

                  (A) CONDITION. The Land and the Timber standing on the Land, including the Pioneer Timberlands, are in good condition and are free from all pests, blight, fungus or disease that would materially impair the value thereof, except as disclosed in ITEM 5.15 of the DISCLOSURE SCHEDULE.

                  (B) ACRES AND VOLUME. To the best of Borrower's knowledge, after Due Inquiry, as of the Closing Date, (i) the Pioneer Timberlands is comprised of approximately 366,000 acres on which is located approximately 1,700,000,000 board feet of Merchantable Timber consisting of redwood, ponderosa pine, douglas fir, western larch, white fir and lodgepole pine as well as other species and (ii) the Borrower has no basis to form a belief that the value for the Pioneer Timberlands set forth in the Opening Timber Appraisal is unreasonable.

         SECTION 5.16 ENVIRONMENT.

                  (A) Except where it could not with reasonable likelihood result in a Material Adverse Change, the Properties owned, leased or operated by the Borrower, STTOC, STPII and Pioneer comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs and no circumstances exist that could be reasonably likely to (i) form the basis of an Environmental Action against the Borrower, STTOC, STPII or Pioneer or any such Properties that could with reasonable likelihood result in a Material Adverse Change or (ii) cause any such Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that could have a Material Adverse Change.

                  (B) None of the Properties currently or, to the Borrower's knowledge, after Due Inquiry, formerly owned, leased or operated by the Borrower, STTOC, STPII or Pioneer is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("NPL") or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency ("CERCLIS") or any analogous foreign, state or local list or, to the knowledge of Borrower, after Due Inquiry, is adjacent to any such Property. There are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property currently owned, leased or


                                      47.

operated by the Borrower or any of STTOC, STPII or Pioneer or, to the Borrower's knowledge, after Due Inquiry, any property formerly owned, leased or operated by the Borrower, or any of STTOC, STPII or Pioneer that could with reasonable likelihood result in a Material Adverse Change. There is no asbestos or asbestos-containing material on any property currently owned, leased or operated by the Borrower, or any of STTOC, STPII or Pioneer that could with reasonable likelihood result in a Material Adverse Change and Hazardous Materials have not been released, discharged or disposed of on any Property currently or, to the Borrower's knowledge, after Due Inquiry, formerly owned, leased or operated by the Borrower, or any of STTOC, STPII or Pioneer or, to the Borrower's knowledge, after Due Inquiry, any adjoining Property that could with reasonable likelihood result in a Material Adverse Change.

                  (C) Neither the Borrower nor any of STTOC, STPII nor Pioneer is undertaking, and has not completed, either individually or together with other potential responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law that could be reasonably likely to result in a Material Adverse Change. All Hazardous Materials generated, used, treated, handled or stored at or transported to or from any Property currently or, to the Borrower's knowledge, after Due Inquiry, formerly owned, leased or operated by the Borrower or any of STTOC, STPII or Pioneer have been disposed of in a manner that could not with reasonable likelihood result in a Material Adverse Change.

         SECTION 5.17 MARGIN REGULATIONS. The Borrower does not own any "margin security" as that term is defined in the Margin Regulations, and the proceeds of the Loans will be used only for the purposes contemplated in this Agreement. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of the Margin Regulations.

         SECTION 5.18 TAXES. All material federal, state and local tax returns, reports and statements required to be filed by the Borrower have been filed with the appropriate Governmental Authorities and all Charges and other impositions shown thereon to be due and payable by the Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or the Borrower is contesting its liability therefor in good faith and has fully reserved all such amounts in the financial statements delivered to the Administrative Agent and the Lenders pursuant to SECTIONS 6.1(A) and 6.1(B). Proper and accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. The Borrower has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges.

                                      48.

         SECTION 5.19 INTELLECTUAL PROPERTY RIGHTS. The Borrower possesses and owns all necessary intellectual property rights and all licenses or sublicenses of intellectual property which are material to the conduct of its business as contemplated by the Acquisition Documents and the Loan Documents. The Borrower conducts its business without infringement or, to the best of the Borrower's knowledge, after Due Inquiry, claim of infringement of any intellectual property right of others, except where such infringement or claim of infringement could not with reasonable likelihood result in a Material Adverse Change. There is no infringement or, to the best of the Borrower's knowledge, after Due Inquiry, claim of infringement by others of any intellectual property owned, licensed or sublicensed by the Borrower.

         SECTION 5.20 OTHER REGULATIONS. The Borrower is not: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or
(b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act.

         SECTION 5.21 BROKERS' FEES. Except as specifically disclosed on ITEM
5.21 of the DISCLOSURE SCHEDULE, the Borrower has no obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby or by the Acquisition Documents.

         SECTION 5.22 YEAR 2000. The Borrower, STTOC, STPII and Pioneer have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower and its Subsidiaries, STPII and Pioneer may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers, vendors and customers. Based on such review and program, the Borrower believes that the "Year 2000 Problem" will not result in a Material Adverse Change.

         SECTION 5.23 NATURE OF REPRESENTATIONS AND WARRANTIES. The Borrower certifies to each Lender and the Administrative Agent that all representations and warranties made by it in this Agreement and all other Loan Documents are true and correct in all material respects. The request by the Borrower for a Borrowing and each continuation of a LIBOR Loan into another LIBOR Loan shall constitute an affirmation that all such representations and warranties remain true and correct in all material respects. Each representation and warranty made in this Agreement, in any other Loan Document, and in any other document delivered to any Lender or the Administrative Agent by the Borrower, shall be deemed to have been relied upon by the Lenders and the Administrative Agent notwithstanding any investigation, inspection or inquiry theretofore or thereafter made by or on behalf of any Lender or the Administrative Agent, or any funding of Loans by the Lenders.


                                      49.

                                   ARTICLE VI

                      AFFIRMATIVE COVENANTS OF THE BORROWER

         The Borrower hereby covenants and agrees that, so long as any Commitment shall be available hereunder or any Loan or other payment Obligation shall remain unpaid or unsatisfied, unless Required Lenders shall otherwise waive compliance in writing:

         SECTION 6.1 RECORDS AND REPORTS. The Borrower shall maintain a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to the Administrative Agent and each Lenders:

                 (A) QUARTERLY BORROWER-PREPARED FINANCIAL STATEMENTS. As soon as practicable and in any event, commencing with the Fiscal Quarter ending December 31, 1998, within forty-five (45) days after the end of each Fiscal Quarter, a consolidated balance sheet of the Borrower, as at the end of such period and the related consolidated (and, as to statements of income only, consolidating) statements of income, members' equity and cash flows of the Borrower prepared for such Fiscal Quarter and for such Fiscal Year to date, setting forth in each case, commencing with the Fiscal Quarter ending December 31, 1999, in comparative form the figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of the Borrower that they (i) are complete and fairly present the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of its operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of the Borrower and its Subsidiaries that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to the absence of footnotes and changes resulting from audit and normal year-end adjustments;

                 (B) ANNUAL AUDITED FINANCIAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated balance sheet as at the end of such year and the related consolidated statements of income, members' equity and cash flows of the Borrower and prepared for such Fiscal Year, setting forth in each case, in comparative form the figures for the previous year, all in reasonable detail and
(i) in the case of such financial statements, accompanied by a report thereon of Arthur Andersen LLP or other independent public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Administrative Agent, which report shall not contain an adverse opinion, a disclaimer of opinion or be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the Borrower's records and shall state that such financial statements present fairly the financial position of the Borrower as at the dates indicated and the results of its operations and changes in its financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of such consolidating financial statements, certified by the chief financial officer of the Borrower;

                                      50.

                 (C) MANAGEMENT LETTER. No later than forty-five (45) days after the end of each Fiscal Quarter, a report prepared by the management of the Borrower as to a discussion and analysis of Pioneer's operations, including harvest activities, market conditions and near term prospects.

                 (D) SENIOR LENDER REPORTS. To the extent not otherwise required to be delivered pursuant to this SECTION 6.1, concurrently with the delivery thereof to the Senior Lenders, a copy of all reports and other information required to be delivered by Pioneer to the Senior Lenders pursuant to Section
8.4 of the Senior Loan Agreement as in effect on the Closing Date.

                 (E) OTHER REPORTS. Promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                 (F) NOTICES. Promptly upon any officer of the Borrower obtaining knowledge (i) of any condition or event which constitutes a Default or an Event of Default under this Agreement, (ii) that any Person has given any notice to the Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 8.1(C), (iii) of the institution of any litigation or investigation (or overt threat to institute) by any Person, including any Governmental Authority involving any alleged (regardless of whether insured) liability of the Borrower, STTOC, STPII or Pioneer equal to or greater than $5,000,000 or any adverse determination in any litigation involving a potential liability of the Borrower, STTOC, STPII or Pioneer equal to or greater than $5,000,000 or (iv) of any Material Adverse Change, a certificate of a Responsible Person of the Borrower specifying the notice given or action taken by such Person and the nature of such claimed Default, Event of Default, event or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto;

                 (G) ERISA. With reasonable promptness, notice of the occurrence of any of the following events affecting the Borrower or any ERISA Affiliate (but in no event more than ten (10) days after such event), and a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event:

                     (I)   an ERISA Event;

                     (II) a material increase in the Unfunded Pension Liability of any Pension Plan;

                     (III) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Borrower or any ERISA Affiliate;

                     (IV)  the adoption of any amendment to a Plan subject to
Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;



                                      51.

                     (V) a "prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) that would result in any material liability to the Borrower or any ERISA Affiliate; or

                     (VI) any challenge by the IRS to the tax qualification of any Pension Plan under Section 401 or 501 of the Code;

                 (H) SEC FILING. Within five (5) Business Days of the filing thereof with the SEC, copies of any registration statements, prospectuses, 10-Ks, 8-Ks, 8-Qs and all other documents or information filed with the SEC by or on behalf of the Borrower, STTOC, STPII, Pioneer, STT, STOC or STP or any third Person into who anyone or more of the foregoing Persons have been merged or consolidated if such third Person is the surviving entity;

                 (I) MATERIAL AGREEMENTS. With reasonable promptness, a copy of all material agreements entered into by the Borrower, including any agreement with an underwriter in respect of a potential initial public offering of shares of the Borrower; and

                 (J) OTHER INFORMATION. With reasonable promptness, such other reports, information and data, including lists of Property and accounts, budgets, agreements with insurers, forecasts, federal, state and foreign tax returns and reports, with respect to the Borrower as from time to time may be reasonably requested by the Administrative Agent or any Lender.

         All financial statements of the Borrower to be delivered by the Borrower pursuant to this SECTION 6.1 will be complete and correct and present fairly the financial condition of the Borrower as of the date thereof; will disclose all liabilities of the Borrower that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP (subject, in the case of interim financial statements, to year-end adjustments). The Borrower hereby agrees that each time it submits a financial statement, the Borrower shall be deemed to represent and warrant to the Lenders that such financial statement complies with all of the preceding requirements set forth in this paragraph.

         Statements of financial performance required to be provided by the Borrower to the Administrative Agent pursuant to this SECTION 6.1 shall (i) include a statement that the Year 2000 remediation efforts of the Borrower, STTOC, STPII and Pioneer are proceeding as scheduled and no Material Adverse Change is expected to result from the "Year 2000 Problem" (within the meaning of such term set forth in SECTION 5.22) or such remediation efforts and (ii) indicate whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of the Borrower, STTOC, STPII and Pioneer.

         SECTION 6.2 MAINTENANCE OF RIGHTS AND PROPERTIES. The Borrower shall:

                 (A) MAINTENANCE OF EXISTENCE AND RIGHTS. Maintain and preserve in full force and effect its existence as a corporation and all rights, licenses, leases, qualifications, privileges, franchises and other authority adequate for the conduct of its business except where


                                      52.

the lapsing of any of the foregoing could not with reasonable likelihood result in a Material Adverse Change; and

                 (B) MAINTENANCE OF PROPERTIES. Maintain, preserve and protect its properties, assets, equipment and facilities in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements thereto.

         SECTION 6.3 TAXES AND OTHER LIABILITIES. The Borrower shall promptly pay and discharge all Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The Borrower shall promptly notify the Administrative Agent of any material challenge, contest or proceeding pending by or against the Borrower before any taxing authority.

         SECTION 6.4 INSPECTION OF BOOKS AND RECORDS. The Borrower shall from time to time during normal business hours and upon reasonable notice (except that if an Event of Default shall have occurred and be continuing, no such notice is required) permit the Administrative Agent or any Lender or any of their respective representatives, to visit all of its offices, places of business and any property owned or leased by it to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with the Administrative Agent or such Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records or to inspect any of the Borrower's, STTOC's, STPII's or Pioneer's places of business or property. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or such Lender's exercise of its rights pursuant to this SECTION 6.4.

         SECTION 6.5 HARVESTING OF TIMBER. The Borrower shall use commercially reasonable efforts to cause Pioneer to harvest and sell the Timber on the Timberlands owned by Pioneer or as may be subject to Harvesting Contracts, subject to all of the requirements and conditions of this Agreement and the other Loan Documents, consistent with sound forestry management.

         SECTION 6.6 COMPLIANCE WITH LAWS. The Borrower shall exercise due diligence in order to comply with the requirements of all applicable Requirements of Laws, non-compliance with which could with reasonable likelihood result in a Material Adverse Change; provided, however, that the Borrower may appeal or contest any act, regulation, judgment, order, decree or direction in any reasonable manner which shall not, in the opinion of Required Lenders, adversely affect the Lenders' rights hereunder or adversely affect the priority of the Administrative Agent's or any Lender's Lien in, on and to any of the Collateral.

         SECTION 6.7 COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower shall comply, and cause each of its Subsidiaries and Pioneer to (a) comply, in all material respects, with all applicable Environmental Laws and Environmental Permits, (b) obtain and renew all material Environmental Permits necessary for its operations and properties and (c) conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other

                                      53.

action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, that could with reasonable likelihood result in a Material Adverse Change; provided, however, that neither the Borrower nor any of its Subsidiaries or Pioneer shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

         SECTION 6.8 AGREEMENTS. The Borrower shall perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including any leases to which it is a party, where the failure to so perform and enforce could with reasonable likelihood result in a Material Adverse Change. The Borrower shall not terminate or modify any provision of any agreement to which the Borrower is a party with respect to which such termination or modification could with reasonable likelihood result in a Material Adverse Change.

         SECTION 6.9 SUPPLEMENTAL DISCLOSURE. From time to time (in the event that such information is not otherwise delivered by the Borrower to the Administrative Agent or the Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, the Borrower shall disclose to the Administrative Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by the Borrower under the terms of this Agreement or any of the other Loan Documents or which is necessary to correct any information set forth or described by the Borrower hereunder or thereunder or in connection herewith which has been rendered materially inaccurate thereby.

         SECTION 6.10 FURTHER ASSURANCES. In addition to the obligations and documents which this Agreement expressly requires the Borrower to execute, acknowledge, deliver and perform, the Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to the Administrative Agent all documents, and take all actions, that may be reasonably requested by the Administrative Agent or the Lenders from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents, to protect and further the validity, priority and enforceability of the Liens created under the Collateral Documents, to subject to the Liens created under the Collateral Documents any Property intended by the terms of any Loan Document to be covered by the Collateral Documents, or otherwise to carry out the purposes of the Loan Documents and the Acquisition Documents and the transactions contemplated hereunder and thereunder.

                                  ARTICLE VII

                       NEGATIVE COVENANTS OF THE BORROWER

         The Borrower hereby agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other payment Obligation shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

                                      54.

         SECTION 7.1 LIMITATION ON LIENS. The Borrower shall not, nor shall it permit STTOC, STPII or Pioneer to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of their Property, whether now owned or hereafter acquired, other than the following (collectively, the "Permitted Liens"):

                 (A) Liens created under any Loan Document in favor of the Administrative Agent or any Lender;

                 (B) as to Pioneer only, Liens created in favor of the Senior Administrative Agent securing the Senior Loan Obligations;

                 (C) as to STPII only, Liens created in favor of the Senior Administrative Agent in STPII's membership interest in Pioneer, provided that such Lien is expressly subordinate in right of payment, enforcement and priority to the Liens of the Administrative Agent under the STPII Pledge Agreement on terms acceptable to Required Lenders in their sole discretion;

                 (D) as to STTOC only, Liens created in favor of the Senior Administrative Agent in STTOC's partnership interests in STPII, provided that such Liens may expressly subordinate in right of payment, enforcement and priority to the Liens of the Administrative Agent under the STTOC Pledge Agreement on terms acceptable to Required Lenders in their sole discretion.

                 (E) as to Pioneer only, such other Liens as are expressly permitted under Section 8.10 of the Senior Loan Agreement;

                 (F) Liens for taxes, fees, assessments or other governmental Charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by SECTION 6.3; provided that no notice of lien has been filed or recorded under the Code;

                 (G) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other social security legislation;

                 (H) any money judgment, writ or warrant of attachment or similar process entered or filed against the Borrower, STTOC or STPII if the judgment it secures shall, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal; and

                 (I) Liens arising solely by virtue of any contractual or statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower, STTOC or STPII in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Borrower STTOC or STPII to provide collateral to the depository institution.

                                      55.

         SECTION 7.2 DISPOSITION OF ASSETS. The Borrower shall not, nor shall it permit STTOC, STPII or Pioneer to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property or enter into any agreement to do any of the foregoing, except, in each case as to Pioneer only:

                 (A) the Spin Out of the Excluded Assets pursuant to the Acquisition Documents;

                 (B) Dispositions of Property, including Timber pursuant to Cutting Rights Agreements, which are made for not less than fair market value; and

                 (C) Dispositions of used, worn-out or surplus machinery and equipment in the Ordinary Course of Business.

         SECTION 7.3 CONSOLIDATIONS AND MERGERS. The Borrower shall not, nor shall it permit, STTOC, STPII or Pioneer to, merge or consolidate or enter into any similar arrangement with or into, directly or indirectly, whether by operation of law or otherwise, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except for an agreement to merge or consolidate with any one or more of themselves, STT, STOC or STP in connection with an anticipated initial offering of equity Securities to the public under a registration statement filed with the SEC; provided that (a) the Net Issuance Proceeds of such initial public offering will be in excess of the sum of (i) the Obligations, including any Additional Compensation and any amounts owing under the Fee Letter, and (ii) the STT Bridge Obligations, in each case as are anticipated to be outstanding as of the closing of such initial public offering,
(b) such merger or consolidation is expressly conditioned upon, and will only close concurrent with, the closing of the initial public offering and the payment in full of the Obligations and the STT Bridge Obligations and (c) such agreement to merge or consolidate is substantially in the form of the Plan of Agreement and Merger among STT, STTII, STOC, STTOC, STP and STPII attached to the STPII Partnership Agreement as Exhibit H.

         SECTION 7.4 ACQUISITIONS; CAPITAL EXPENDITURES; LOANS AND INVESTMENTS. Except as may be permitted by SECTION 7.3, the Borrower shall not, nor shall it permit STTOC, STPII or Pioneer to, make any Acquisition or enter into any agreement to make any Acquisition, make or commit to make any Capital Expenditure or make, purchase or acquire any Investment in, any Person or make any advance, loan, extension of credit or capital contribution to any Person, including any Affiliate of the Borrower, or make any commitment with respect to any of the foregoing, except for:

                 (A) the Pioneer Acquisition to be consummated at Closing;

                 (B) Acquisitions of Timberlands; provided that (i) the purchase price for any such Acquisition shall not be financed, in whole or in part, with
(x) any additional or assumed Indebtedness or (y) the direct or indirect proceeds of any distribution by Pioneer to STPII; (ii) the Borrower is not a party to or bound by any agreement or arrangement evidencing or relating to such Acquisition and there is no recourse to the Borrower for the purchase price or any other obligation or liability relating to such Acquisition, including any indemnity obligation; (iii) prior


                                      56.

to the consummation of such Acquisition, the sole recourse of the seller shall be to a deposit of earnest money, if any, established pursuant to the definitive agreement to enter into such Acquisition; (iv) no Default or Event of Default has occurred and is continuing or would result from the consummation of such Acquisition; (v) all new equity Securities issued to finance such Acquisition shall be duly pledged to the Administrative Agent as additional Collateral (pursuant to a pledge agreement and other appropriate documentation satisfactory in form and substance to the Administrative Agent), which Lien shall be valid, fully perfected and of first priority; and (vi), taking into account the additional pledge contemplated by CLAUSE (V), above, one hundred percent (100.0%) of each of the membership interests in Pioneer, the partnership interests in STPII and the membership interests in STTOC shall at all times be subject to a valid, fully perfected first priority Lien in favor of the Administrative Agent;

                 (C) Investments in Cash Equivalents

                 (D) as to Pioneer only, Investments in the form of any Rate Contract entered into with any counterparty pursuant to Section 8.12 of the Senior Loan Agreement as in effect on the Closing Date;

                 (E) Investments set forth on ITEM 7.4 of the DISCLOSURE
SCHEDULE;

                 (F) as to Pioneer only, Capital Expenditures (other than Acquisitions) not to exceed $3,000,000 during any Fiscal Year; and

                 (G) as to Pioneer only, loans or Investments expressly permitted by Section 8.12 (c) through (k) of the Senior Loan Agreement as in effect of the Closing Date.

         SECTION 7.5 LIMITATION ON INDEBTEDNESS. The Borrower shall not, nor shall it permit STTOC, STPII or Pioneer to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, including any Contingent Obligation, except:

                 (A) Indebtedness incurred pursuant to this Agreement, the Notes and the other Loan Documents;

                 (B) The Contingent Obligations incurred by Pioneer under the Pioneer Guaranty;

                 (C) The Contingent Obligations incurred by STTOC under the STTOC Pledge Agreement;

                 (D) The Contingent Obligations incurred by STPII under the STPII Pledge Agreement;

                 (E) as to Pioneer only, Indebtedness incurred pursuant to the Senior Loan Agreement and the other Senior Loan Documents not to exceed $280,000,000 in the aggregate principal amount outstanding at any time;

                                      57.

                 (F) as to the Borrower, STTOC and STPII only, the Contingent Obligations incurred by the Borrower, STTOC and STPII under their respective nonrecourse guaranty and pledge agreements in favor of the Senior Administrative Agent under the Senior Loan Documents, provided that the right of payment thereunder and right of enforcement thereof shall be subordinated to the Obligations and the enforcement Liens of the Agent under the Collateral Documents on terms acceptable to Required Lenders in their sole discretion;

                 (G) as to Pioneer only, Indebtedness incurred or existing pursuant to any Rate Contract entered into with any counterparty pursuant to
Section 8.21 of the Senior Loan Agreement;

                 (H) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                 (I) as to Pioneer only, Indebtedness permitted pursuant to
Section 8.11 of the Senior Loan Agreement as is effect of the Closing Date; and

                 (J) endorsements for collection or deposit in the Ordinary Course of Business.

         SECTION 7.6 TRANSACTIONS WITH AFFILIATES. The Borrower shall not, nor shall it permit STTOC, STPII or Pioneer to, enter, directly or indirectly, into or be a party to any agreement or transaction (including the purchase, sale, lease or exchange of any Property or the rendering of any services) with any Affiliate of the Borrower, except as set forth on ITEM 7.6 to the DISCLOSURE SCHEDULE or except pursuant to the reasonable requirements of the Borrower's, STTOC's, STPII's or Pioneer's, as the case may be, business and upon fair and reasonable terms no less favorable to the Borrower, STTOC, STPII or Pioneer, as the case may be, than would obtain in a comparable arm's length transaction with a Person not an Affiliate of the Borrower.

         SECTION 7.7 USE OF PROCEEDS. The Borrower shall use the Loan proceeds only for the purposes described in SECTION 2.1 and in no event shall use any portion of such proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         SECTION 7.8 LEASE OBLIGATIONS. The Borrower shall not, nor shall it permit STPII or Pioneer to, create or suffer to exist any obligations for the payment of rent for any Property under lease or agreement to lease, except for:

                 (A) as to Pioneer only, operating leases entered into by Pioneer after the Closing Date in the Ordinary Course of Business; and

                 (B) as to Pioneer only, capital leases entered into by Pioneer after the Closing Date to finance the acquisition of equipment to the extent such acquisitions would be Capital Expenditures permitted under SECTION 7.4(F).


                                      58.

         SECTION 7.9 SALE AND LEASEBACK TRANSACTIONS. Borrower shall not, and shall not permit STTOC, STPII or Pioneer to, directly or indirectly, enter into any arrangement with any Person providing for the Borrower, STTOC, STPII or Pioneer to lease or rent Property that the Borrower or STTOC, STPII or Pioneer has or will sell or otherwise transfer to such Person.

         SECTION 7.10 RESTRICTED DISTRIBUTIONS. The Borrower shall not declare or make any distribution or payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any equity interest in the Borrower or purchase, redeem or otherwise acquire for value any equity interest in the Borrower or any warrants, rights or options to acquire such equity interests, now or hereafter outstanding.

         SECTION 7.11 MODIFICATION OF CERTAIN AGREEMENTS. The Borrower shall not, without the prior written approval of Required Lenders, such approval to be given in Required Lenders' sole and absolute discretion, amend, supplement, modify or waive compliance with or consent to any amendment, supplement or other modification of or waiver of compliance with any of the terms or provisions contained in, or applicable to (i) the Borrower Operating Agreement or any other material organizational documents of the Borrower, (ii) the STTOC Operating Agreement or any other material organizational documents of STTOC, (iii) the STPII Partnership Agreement, the LP Interest Contribution Agreement or any other material organizational documents of STPII or (iv) the Pioneer Operating Agreement or any other material organizational documents of Pioneer, except that Required Lenders' prior approval shall not be required for any amendment, supplement, modification or waiver which does not, either individually or in the aggregate with other amendments, supplements, modifications or waivers, in any material way adversely affect the Borrower's ability to pay and perform the Obligations or the Administrative Agent's or any Lender's rights or remedies under any of the Loan Documents, provided that the foregoing exception is subject to the condition precedent that the Borrower shall have provided the Administrative Agent with a written copy of the proposed amendment, supplement, modification or waiver at least three (3) Business Days prior to its execution by the Borrower or, if it is not to be executed by the Borrower, its becoming effective.

         SECTION 7.12 MAINTENANCE OF BUSINESS. The Borrower shall not engage in any business other than the owning of, directly or indirectly, partnership interests in STPII. The Borrower shall not permit STPII to engage in any business other than the holding of a one hundred percent (100.0%) of the membership interest in Pioneer, and shall not permit Pioneer to engage in any business other than the Business and other activities normally associated with the operation of the Business.

         SECTION 7.13 ERISA. The Borrower shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a "prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change or liability of the Borrower; (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; or (c) incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless the Borrower shall notify the Administrative Agent in writing that it intends to incur such obligation.

                                       59.

         SECTION 7.14 NO USE OF ANY LENDER'S NAME. The Borrower shall not use or authorize any other Person to use any Lender's name or marks in any press releases, signage, publication or other publicity or medium, including any prospectus (but excluding any necessary or appropriate filings or submissions to Governmental Authorities, including the filing of this Agreement with the SEC solely as an exhibit evidencing an existing material agreement of the Borrower), without the Administrative Agent's or such Lender's advance written authorization.

         SECTION 7.15 ACCOUNTING CHANGES. The Borrower shall not change its Fiscal Year or make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 8.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default:

                 (A) INSTALLMENTS OF PRINCIPAL; OPTIONAL AND MANDATORY PREPAYMENTS. The Borrower shall fail to pay any scheduled installment of principal under this Agreement or any of the Notes on the date such installment shall become due and payable or shall fail to make any optional prepayment of the principal amount of the Loans on the prepayment date specified pursuant to
SECTION 2.6 or shall fail to make any mandatory prepayment on the date such Mandatory Prepayment shall become due and payable pursuant to SECTION 2.7; or

                 (B) OTHER PAYMENTS. The Borrower shall fail to pay any interest on any Loan or fail to pay any of the other Obligations of the Borrower to the Lenders or the Administrative Agent arising under this Agreement, the Notes or any of the other Loan Documents on the date as the same shall become due and payable, whether by acceleration or otherwise, and such failure shall not have been cured within three (3) Business Days thereafter; or

                 (C) CROSS DEFAULTS. The Borrower or Pioneer (i) shall fail to make any payment in respect of any Indebtedness (including in respect of the Senior Credit Facility) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $3,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) shall fail to perform or observe any other material condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure and (1) as to the Borrower, the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (or any Contingent Obligation to become payable or cash collateral in respect thereof to be demanded) or (2) as to


                                      60.

Pioneer, as a result of such failure, event or condition, the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) have declared and caused such Indebtedness to become due prior to its stated maturity (or such Contingent Obligation to become payable or such cash collateral in respect thereof to be demanded); or

                 (D) REPRESENTATIONS AND WARRANTIES OF THE BORROWER. Any representation or warranty made by or on behalf of the Borrower in this Agreement or in any other Loan Document or in any statement or certificate at any time given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false, misleading or incomplete in any material respect when made; or

                 (E) SPECIFIC DEFAULTS. The Borrower shall fail or neglect to perform, keep or observe any term, covenant or agreement contained in ARTICLE VII; or

                 (F) OTHER DEFAULTS. Subject to SECTIONS 8.1(A), (B) and (E), the Borrower shall fail or neglect to perform, keep or observe any other term, covenant, provision or agreement contained in this Agreement or in any of the other Loan Documents or any other document or agreement executed by the Borrower in connection herewith or therewith and the same has not been cured to Required Lenders' satisfaction within ten (10) calendar days after the Borrower shall become aware thereof, whether by written notice from the Administrative Agent or any Lender or otherwise, or should reasonably have been aware thereof; provided, that if such Default is not reasonably susceptible to cure within ten (10) days, then the Borrower shall have such additional time as it reasonably takes to effect such cure, but in no event longer than thirty (30) days from the occurrence of such Default, so long as the Borrower promptly commences and diligently pursues such cure; or

                 (G) OTHER PARTY DEFAULTS. Subject to SECTION 8.1(C) (in the case of Pioneer), Pioneer, STPII, STTOC, Mach One or any Additional Pledgor shall fail or neglect to perform, keep or observe any term, covenant, provision or agreement contained in the Loan Documents or any other document or agreement executed by such Person in connection herewith or therewith and the same has not been cured to Required Lenders' satisfaction within ten (10) calendar days after such Person shall become aware thereof, whether by written notice from the Administrative Agent or any Lender or otherwise, or should reasonably have been aware thereof; provided, that if such Default is not reasonably susceptible to cure within ten (10) days, then such Person shall have such additional time as it reasonably takes to effect such cure, but in no event longer than thirty (30) days from the occurrence of such Default, so long as such Person promptly commences and diligently pursues such cure; or

                 (H) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Borrower, Pioneer, STPII, STTOC, Mach One or any Additional Pledgor (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as permitted under SECTION 7.3, voluntarily liquidates, dissolves or ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                                      61.

                 (I) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower, Pioneer, STPII, STTOC, Mach One or any Additional Pledgor, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's or such of the Person's Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Borrower, Pioneer, STPII, STTOC, Mach One or any Additional Pledgor admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S.
law) is ordered in any Insolvency Proceeding; or (iii) the Borrower, Pioneer, STPII, STTOC, Mach One or any Additional Pledgor acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or Administrative Agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or

                 (J) MATERIAL ADVERSE CHANGE. A Material Adverse Change shall have occurred; or

                 (K) MONETARY JUDGMENTS. One or more final (non-interlocutory) judgments, orders or decrees shall be entered against the Borrower, STTOC, STPII, or Pioneer involving in the aggregate a liability (not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, in excess of $5,000,000 and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or

                 (L) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree shall be rendered against the Borrower, STTOC, STPII, or Pioneer which does or could with reasonable likelihood result in a Material Adverse Change, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                 (M) COLLATERAL. Any of the Loan Documents shall for any reason other than the satisfaction in full of the Obligations thereunder cease to be, or be asserted by any of the Borrower, STTOC, STPII, any Person comprising the Demers Group, Mach One or any Additional Pledgor not to be, a legal, valid and binding obligation of such Person to the extent such Person is a party thereto, enforceable in accordance with its terms, or any of the Liens purported to be created by any of the Collateral Documents with respect to any of the Collateral shall for any reason, other than the satisfaction in full of the Obligations thereunder, cease to be, or be asserted by the grantor thereunder not to be, a first priority, validly perfected Lien, subject only to the Permitted Liens; or

                 (N) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $5,000,000; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period,


                                      62.

any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000; or

                 (O) CHANGE IN KEY INVESTORS. Any Change in Key Investors shall have occurred.

         SECTION 8.2 WAIVER OF DEFAULT. Any Event of Default may be waived only with the written consent of Required Lenders; except that an Event of Default under any of SECTIONS 8.1(A), 8.1(B), 8.1(H) or 8.1(I) may only be waived with the written consent of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

         SECTION 8.3 REMEDIES. Upon the occurrence and during the continuance of any Default or Event of Default, the Lenders or the Administrative Agent, on behalf and for the ratable benefit of the Lenders, may, at the option of Required Lenders, and shall upon the request of the Required lenders, do any one or more of the following, all of which are hereby authorized by the Borrower:

                 (A) Declare all or any of the Obligations of the Borrower under this Agreement, the Notes, the other Loan Documents and any other instrument executed by the Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under Sections 8.1(h) or (I), then all of the Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by the Lenders or the Administrative Agent; provided, further, that the declaration to accelerate the Obligations may be rescinded upon the written election of Required Lenders;

                 (B) Terminate this Agreement (and the Commitments of the Lenders set forth herein) as to any future liability or obligation of the Lenders, but without affecting the Lenders' rights in and to Liens in and on the Collateral; and

                 (C) Exercise, in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Collateral Documents and the other Loan Documents or otherwise available at law or in equity.

         SECTION 8.4 SET-OFF.

                 (A) RIGHTS OF SET-OFF. Regardless of the adequacy of any Collateral but subject to SECTION 8.4(B), during the continuance of an Event of Default, any deposits or other sums credited by or due from any Lender to the Borrower may be set-off against the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Lenders.

                 (B) THE ADMINISTRATIVE AGENT'S CONSENT TO SET-OFF REQUIRED. Each Lender agrees that it shall not, and that it shall not attempt to, exercise any right of set-off,


                                      63.

banker's lien or similar remedy against any of the Property of the Borrower without the prior written consent of the Administrative Agent.

         SECTION 8.5 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall receive from the Borrower or any other source whatsoever on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, bankers' lien, counterclaim, cross-action, enforcement of any claim evidenced by this Agreement or any of the other Loan Documents or by proof thereof in any case under the Bankruptcy Code or similar proceeding or otherwise) which is in excess of its respective Commitment Percentage of payments on account of the Loans obtained by all the Lenders with respect to such Loans, such Lender shall forthwith (a) notify the Administrative Agent of such fact and (b) make such dispositions and arrangements with each other Lender with respect to such excess, either by way of distribution until the amount of such excess has been exhausted, assignment of claims, subrogation or otherwise, as shall result in each such Lender receiving in respect of the amounts due such Lender, under this Agreement its ratable share of such payments; provided, however, that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         SECTION 8.6 RIGHTS AND REMEDIES CUMULATIVE. The Lenders' and the Administrative Agent's rights and remedies under this Agreement shall be cumulative. The Lenders and the Administrative Agent shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by any Lender or the Administrative Agent of one right or remedy shall be deemed an election. No delay by any Lender or the Administrative Agent shall constitute a waiver, election or acquiescence by such party.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         SECTION 9.1 APPOINTMENT AND AUTHORIZATION. Each Lender hereby irrevocably appoints, designates and authorizes ABN AMRO as and to be the Administrative Agent of such Lender under this Agreement and under each of the other Loan Documents and each Lender irrevocably authorizes ABN AMRO as the Administrative Agent for such Lender to take such action on its behalf under and subject to the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent in such respective capacities.

         SECTION 9.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through Administrative Agents


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or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any Administrative Agent or attorney-in-fact that it selects with reasonable care.

         SECTION 9.3 EXCULPATORY PROVISIONS. None of the Administrative Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Affiliate of the Borrower or any of their respective Affiliates or any officer thereof contained in this Agreement or in any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of its Affiliates.

         SECTION 9.4 RELIANCE BY THE ADMINISTRATIVE AGENT.

                 (A) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a completed and fully executed Assignment and Acceptance shall have been delivered to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (except those incurred solely as a result of the Administrative Agent's gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes or any of the other Loan Documents in accordance with a request or consent of the Required Lenders or all Lenders, as may be required, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders and all future holders of the Notes.

                 (B) For purposes of determining compliance with the conditions precedent specified in ARTICLE IV, each Lender that has executed this Agreement or shall hereafter execute and deliver an Assignment and Acceptance in accordance with SECTION 10.11(A) shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter


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either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         SECTION 9.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except, as to the Administrative Agent only, with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent on behalf and for the benefit of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders or all Lenders, as appropriate; provided, however, that unless and until the Administrative Agent shall have received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem in the best interest of the Lenders or as the Administrative Agent shall believe necessary to protect the Lenders' interests in the Collateral.

         SECTION 9.6 CREDIT DECISION. Each Lender expressly acknowledges that none of the Administrative Agent-Related Persons have made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrower under and pursuant to this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates, which may come into the possession of any Administrative Agent-Related Person.

         SECTION 9.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby shall be consummated, the Lenders agree to and shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the


                                      66.
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Borrower or any guarantor of the Obligations and without limiting the obligation of such Person to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including Attorneys Costs), expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the Administrative Agent) be imposed on, incurred by or asserted against any such Person in such capacity, but not as Lender, in any way relating to or arising out of this Agreement, any of the other Loan Documents or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or other out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that such Person is not reimbursed for such expenses by or on behalf of the Borrower. Without limiting the generality of the foregoing, if the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this
SECTION 9.7, together with all costs and expenses (including Attorney Costs).
The obligation of the Lenders in this SECTION 9.7 shall survive the payment of all Obligations and the termination of this Agreement.

         SECTION 9.8 THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. ABN AMRO and its Affiliates and its successors as the Administrative Agent, may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower and its Affiliates as though ABN AMRO (or such successors) were not the Administrative Agent hereunder and under the other Loan Documents and without notice to or consent of the Lenders. With respect to its Loans, ABN AMRO shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent and the terms "Lender" and "Lenders" shall include ABN AMRO in its individual capacity.

         SECTION 9.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon thirty (30) days' notice to the Lenders and Required Lenders may at any time remove the Administrative Agent. If the Administrative Agent shall be removed or shall resign as the Administrative Agent under this Agreement and the other Loan Documents,


                                      67.
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the Required Lenders shall appoint from among the Lenders a successor
Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by the Borrower (which consent shall not be unreasonably withheld or delayed), whereupon such Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor Administrative Agent, effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's removal or resignation as Administrative Agent, the provisions of this
ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement and the other Loan Documents. Further, if any Administrative Agent no longer has any Loans or Commitments hereunder, such Administrative Agent shall immediately resign and shall be replaced, and have the benefits, as set forth in this
SECTION 9.9.

         SECTION 9.10 COLLATERAL MATTERS.

                 (A) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

                 (B) The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (iii) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in SECTION 10.1(F). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this
SECTION 9.10(B). Required Lenders may also deliver written directions to the Administrative Agent not to take any specific action permitted by this SECTION 9.10(B) and, following receipt of such notice, but subject to the other terms of this ARTICLE IX, the Administrative Agent shall cease from taking such action.

                                   ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.1 AMENDMENTS AND WAIVERS. No amendment, modification or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by Required Lenders, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver,

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amendment, or consent shall, unless in writing and signed by all the Lenders, do any of the following:

                 (A) increase or extend the Commitment of any Lender or subject any Lender to any additional obligations;

                 (B) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any Loan Document (including in respect of any Mandatory Prepayment);

                 (C) reduce the principal of, or the rate of interest specified herein on, any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

                 (D) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

                 (E)  amend this SECTION 10.1;

                 (F) release all or any substantial part of the Collateral, except as otherwise may be provided herein or in the Collateral Documents or except where the consent of the Required Lenders only is specifically provided for; or

                 (G)  release Pioneer from its obligations under the Guaranty;

and, provided further that no amendment, modification, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the corresponding rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

         SECTION 10.2 NOTICES.

                 (A) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof) and mailed, faxed or delivered to the address or facsimile number specified for notices on the applicable signature page hereof; or, as directed to the Borrower or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

                 (B) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next day) delivery, or transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to
ARTICLE II or ARTICLE IX shall not be effective until actually received by the Administrative Agent.

                                      69.

                 (C) The Borrower and the Lenders acknowledge and agree that any agreement of the parties to receive certain notices by telephone and facsimile is for their mutual benefit and convenience. Any party shall be entitled to rely on the authority of any Person purporting to be a Person authorized by any other party to give such notice and the party relying on such authorization shall not have any liability to any other Person on account of any action taken or not taken by such party in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent of a confirmation which is at variance with the terms understood by the Administrative Agent to be contained in the telephonic or facsimile notice.

         SECTION 10.3 NO WAIVER BY ADMINISTRATIVE AGENT OR THE LENDERS. No failure or delay on the part of any Lender or the Administrative Agent, in the exercise of any power, right or privilege under this Agreement, the Notes or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         SECTION 10.4 ENTIRE AGREEMENT; CONSTRUCTION.

                 (A) This Agreement, the Notes and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among the Borrower, the Lenders and the Administrative Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                 (B) This Agreement is the result of negotiations between and has been reviewed by each of the Borrower and the Lenders executing this Agreement as of the Closing Date, the Administrative Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against the Borrower, the Lenders or the Administrative Agent. The Borrower, the Lenders and the Administrative Agent each severally agrees that it intends the literal words of this Agreement and the other Loan Documents and that no parole evidence shall be necessary or appropriate to establish Borrower's, any Lender's or the Administrative Agent's actual intentions.

         SECTION 10.5 INDEMNIFICATION. To the fullest extent permitted by law, the Borrower agrees to protect, indemnify, defend and hold harmless each Lender and the Administrative Agent, and each of their respective directors, officers, employees and Administrative Agents and any Person who controls any of them within the meaning of the federal, state and foreign securities laws (each an "Indemnitee") from and against any liabilities, losses, obligations, damages, penalties, expenses or costs of any kind or nature and from any suits, judgments, claims or demands (including in respect of or for Attorney Costs and other reasonable fees and other disbursements of counsel for and consultants of such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) based on any federal, state, local or foreign law or other statutory regulation, including securities, environmental and commercial law or other statutory regulation,


                                      70.
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which arises under common law or at equitable cause or on contract or otherwise on account of or in connection with any matter or thing or any action or failure to act by Indemnitees, or any of them, arising out of or relating to (a) the Loan Documents or any agreement or instrument executed pursuant to the Loan Documents, including any use or proposed use of the proceeds of the Loans, or
(b) the actual or illegal presence of Hazardous Materials on any Property owned, leased or operated or used by the Borrower, STTOC, STPII or Pioneer or any Environmental Action relating in any way to the Borrower, STTOC, STPII or Pioneer, including, in each case, any action taken or omitted by any such Person under or in connection with any of the foregoing, including in respect of any investigation, litigation or proceeding, including Insolvency Proceeding/appellate proceeding, whether or not such Indemnitee is named or identified as a potentially responsible person or a party in or to any such investigation, litigation or proceeding, except to the extent such liability arises from the willful misconduct or gross negligence of any of the Indemnitees (collectively, the "Indemnified Matters"). Upon receiving knowledge of any suit, claim or demand asserted by any Person that any Lender or the Administrative Agent believes is covered by this indemnity, such Lender or the Administrative Agent, as the case may be, shall give the Borrower notice of the matter and an opportunity to defend it, at the Borrower's sole cost and expense, with legal counsel of the Borrower's choice, which legal counsel shall be reasonably satisfactory to the Administrative Agent and each affected Lender. The Administrative Agent and each affected Lender may also require the Borrower to defend the matter. The obligations of the Borrower under this SECTION 10.5 shall survive the payment and performance of the Obligations and the termination of this Agreement. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this SECTION 10.5 may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

         SECTION 10.6 COSTS AND EXPENSES. The Borrower shall, whether or not the transactions contemplated hereby shall be consummated:

                 (A) subject to SECTION 4.1(BB), pay or reimburse the Administrative Agent, ABN AMRO, NationsBank, N.A. and First Union Investors, Inc. within thirty (30) days after demand for all reasonable costs and expenses incurred by the Administrative Agent, ABN AMRO, NationsBank, N.A. and First Union Investors, Inc. in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other documents prepared in connection herewith (including any commitment letter and related documents preceding this Agreement) or therewith, the syndication of the Bridge Facility to the Lenders and potential Lenders, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by the Administrative Agent, ABN AMRO, NationsBank, N.A. and First Union Investors, Inc. with respect hereto and thereto;

                 (B) pay or reimburse the Administrative Agent and, after the occurrence of an Event of Default, each Lender within thirty (30) days after demand for all costs and expenses incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding) under this

                                      71.

Agreement or any other Loan Document, including Attorney Costs incurred by the Administrative Agent and any Lender; and

                 (C) pay or reimburse the Administrative Agent, ABN AMRO, NationsBank, N.A. and First Union Investors, Inc., and, after the occurrence of an Event of Default, each other Lender, within thirty (30) days after demand for all reasonable audit, appraisal, appraisal review, environmental inspection and review, search and filing, registration and recording and other similar costs, fees and expenses, including the fees and expertise of Lenders' Forestry Consultant, incurred or sustained by ABN AMRO (including in its capacity as the Administrative Agent), NationsBank, N.A. or First Union Investors, Inc. or any other Lender in connection with the matters referred to under clauses (A) and
(B) of this SECTION 10.6.

         SECTION 10.7 RELIANCE BY THE LENDERS. All covenants, agreements, representations and warranties made herein by the Borrower shall, notwithstanding any investigation by the Lenders or the Administrative Agent be deemed to be material to and to have been relied upon by the Lenders and the Administrative Agent.

         SECTION 10.8 MARSHALLING; PAYMENTS SET ASIDE. Neither the Lenders nor the Administrative Agent, as the holder of any Lien as security for the Obligations, shall be under any obligation to marshal any assets in favor of the Borrower or any other Person against or in payment of any or all of the Obligations. To the extent that (a) the Borrower makes a payment or payments to the Lenders or the Administrative Agent, or (b) the Lenders or the Administrative Agent, on behalf and for the benefit of itself and the Lenders, enforces its or their Liens or exercises its or their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under the Bankruptcy Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         SECTION 10.9 NO SET-OFFS BY THE BORROWER. All sums payable by the Borrower pursuant to this Agreement, the Notes or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

         SECTION 10.10 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

         SECTION 10.11 ASSIGNMENTS, PARTICIPATIONS, ETC.

                 (A) Any Lender may, with the written consent of the Borrower (at all times other than during the existence of an Event of Default in which event the Borrower's consent shall not be required) and the Administrative Agent (and written notice to each other Lender), which consents shall not be unreasonably withheld, at any time assign and delegate to one or


                                      72.
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more Eligible Assignees (provided that no written consent of the Borrower or the
Administrative Agent shall be required in connection with any assignment and delegation by any Lender to a Lender Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $1,000,000; provided, however, that (i) the Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance substantially in the form of EXHIBIT D ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (C) the assignor Lender or Assignee has paid to the Administrative Agent a processing fee of $3,500; provided that no processing fee shall be charged for any assignment to a Lender or a Lender Affiliate, and further provided that the Borrower shall not pay any fees or costs in connection with such assignment.

                 (B) From and after the date that the Administrative Agent notifies the assigning Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents; provided, however, that any assignment by the assignor Lender of rights to indemnification under and pursuant to the Loan Documents, including under and pursuant to SECTION 10.5 of this Agreement, shall be undivided and nonexclusive, with each of the assignor Lender and the Assignee being severally deemed to be beneficiaries of such indemnity rights.

                 (C) Within five (5) Business Days after its receipt of notice from the Administrative Agent that the Administrative Agent has received an executed Assignment and Acceptance and payment of the processing fee, the Borrower shall execute and deliver to the Administrative Agent new Notes on the same terms and conditions as the original Notes evidencing such Assignee's assigned Loans and Commitments and, if the assignor Lender has retained a portion of its Loans and its Commitments, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                 (D) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "Originating


                                       73.

Lender") hereunder and under the other Loan Documents; provided, however, that
(i) the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Administrative Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in clauses (A), (C) and (D) of the first proviso to SECTION 10.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 3.1, 3.3, 3.6, 10.1 (but solely with respect to those matters set forth in clauses (A), (C) and (D) thereof requiring the consent of all Lenders), and
10.5 as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interests were owing directly to it as a Lender under this Agreement.

                 (E) Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by the Borrower and provided to it by the Borrower, or by the Administrative Agent on the Borrower's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and (D) to such Lender's independent auditors and other professional advisors, provided that such auditors and professional advisors shall be required to similarly protect the confidentiality of such information. Notwithstanding the foregoing, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Lender's possession concerning the Borrower which has been delivered to the Administrative Agent or the Lenders pursuant to this Agreement or which has been delivered to the Administrative Agent or the Lenders by or on behalf of the Borrower in connection with the Lenders' credit evaluation of the Borrower prior to entering into this Agreement; provided that, unless otherwise agreed by the Borrower, such Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of the Lenders hereunder.

                 (F) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or

                                      74.

Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans or Notes made by the Borrower to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect to such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

         SECTION 10.12 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 10.13 SEVERABILITY. Whenever possible, each provision of this Agreement, the Notes and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 10.14 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of its Domestic Lending Office, of payment instructions in respect of all payments to be made to it hereunder, and of such other administrative information as the Administrative Agent shall reasonably request.

         SECTION 10.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Administrative Agent and their permitted successors and assigns, and except as otherwise expressly provided in this Agreement, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Administrative Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

         SECTION 10.16 RELATIONSHIP OF PARTIES. The relationship between the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other, is, and at all times shall remain solely that of a borrower and lenders. Neither any Lender nor the Administrative Agent shall under any circumstances be construed to be partners or joint venturers of the Borrower or any of its Affiliates; nor shall any Lenders or the Administrative Agent under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with the Borrower or any of its Affiliates, or to owe any fiduciary duty to the Borrower or any of its Affiliates. Neither the Lenders nor the Administrative Agent undertake or assume any responsibility or duty to the Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by the Administrative Agent or any Lender, or the operations of the Borrower or any of its Affiliates. The Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review,


                                      75.

inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender or the Administrative Agent in connection with such matters is solely for the protection of the Lender and the Administrative Agent, and neither the Borrower nor any of its Affiliates is entitled to rely thereon.

         SECTION 10.17 TIME. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

         SECTION 10.18 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         SECTION 10.19 JOINDER TO SUBORDINATION AGREEMENT. Each Lender agrees that in becoming a Lender hereunder it is joined as a party to and bound for all purposes by the terms of the Subordination Agreement applicable to the Junior Lenders (as defined therein).

         SECTION 10.20 EQUITABLE RELIEF. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, the Notes or any of the other Loan Documents, any remedy at law may prove to be inadequate relief to the Lenders or the Administrative Agent; therefore, the Borrower agrees that the Lenders or the Administrative Agent, if the Lenders or the Administrative Agent so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 10.21 NOTICE OF CLAIMS; CLAIMS BAR. THE BORROWER HEREBY AGREES THAT IT SHALL GIVE PROMPT NOTICE AFTER BECOMING AWARE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR THE ADMINISTRATIVE AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS (OR THE COLLATERAL THEREFOR) CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR THE ADMINISTRATIVE AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH NOTICE TO THE ADMINISTRATIVE AGENT PRIOR TO THE FIRST ANNIVERSARY OF HAVING BECOME AWARE OF ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

         SECTION 10.22 WAIVER OF PUNITIVE DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE BORROWER HEREBY AGREES THAT IT SHALL NOT SEEK FROM THE LENDERS OR THE ADMINISTRATIVE AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

         SECTION 10.23 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE


                                      76.

GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         SECTION 10.24 SERVICE OF PROCESS. SERVICE OF PROCESS ON THE BORROWER OR THE ADMINISTRATIVE AGENT OR THE LENDERS IN ANY ACTION SUBJECT TO THIS SECTION
10.24 SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED ON THE SIGNATURE PAGES HERETO UNLESS PRIOR WRITTEN NOTICE OF ANY CHANGES THEREOF HAS BEEN PREVIOUSLY DELIVERED.

         SECTION 10.25 WAIVER OF JURY TRIAL. THE BORROWER, EACH LENDER AND THE ADMINISTRATIVE AGENT, HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OF THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         SECTION 10.26 SUBMISSION TO JURISDICTION.

                  (A) EXCEPT AS SET FORTH IN SECTION 10.26(B), THE BORROWER, EACH LENDER AND THE ADMINISTRATIVE AGENT, AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM, INCLUDING COURSE OF DEALING, COURSE OF CONDUCT, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BORROWER, ANY LENDER OR THE ADMINISTRATIVE AGENT, IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY DOCUMENTS RELATED THERETO, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER, EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVE IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (B) THE BORROWER AGREES THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ANY COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE ADMINISTRATIVE AGENT OR ANY LENDER TO REALIZE ON ANY COLLATERAL OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT OR ANY LENDER. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY LENDER TO REALIZE ON ANY COLLATERAL OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT OR ANY LENDER. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE ADMINISTRATIVE AGENT OR ANY LENDER HAS


                                      77.

COMMENCED A PROCEEDING DESCRIBED IN THIS SECTION 10.26(B), INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR THE COLLATERAL OR OTHER PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS.

                  (C) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE FOREGOING COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICE DESIGNATED IN ACCORDANCE WITH SECTION 10.2, SUCH SERVICE TO BECOME EFFECTIVE FOUR (4) DAYS AFTER SUCH MAILING.



                                      78.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


BORROWER STRATEGIC TIMBER TRUST II, LLC, a Georgia limited liability company


                             By:  /s/ Joseph E. Rendini
                                -----------------------------------------------
                                  Joseph E. Rendini
                                  Vice President and Secretary


                             Notices to be sent to:
                             Strategic Timber Trust II, LLC
                             5 North Pleasant Street
                             New London, New Hampshire 03257
                             Attention: Thomas B. Broom
                             Telephone: (603) 526-7800
                             Facsimile: (603) 526-7811

LENDERS                      ABN AMRO BANK N.V.

                             By: /s/ Wayne Rancourt
                                -----------------------------------------------
                                     Wayne Rancourt
                                     Vice President

                             By: /s/ David McGinnis
                                -----------------------------------------------
                                     David McGinnis,
                                     Vice President


                             Domestic Lending Office

                             ABN AMRO Bank N.V.
                             135 South LaSalle Street
                             Suite 625
                             Chicago, Illinois  60674
                             Attention:        Loan Administration
                             Telephone:        (302) 904-8855
                             Facsimile:        (302) 904-6893

                             Notices to be sent to:

                             ABN AMRO Bank N.V.
                             One Union Square
                             600 University Street, Suite 2323
                             Seattle, WA  98101-2070
                             Attention:        David McGinnis, Vice President
                             Telephone:        206/587-0342
                             Facsimile:        206/682-5641

                             NATIONSBANK, N.A.


                             By: /s/ Joseph L. Corah
                                -----------------------------------------------
                                     Joseph L. Corah
                                     Vice President


                             Domestic Lending Office

                             NationsBank, N.A.
                             100 North Tryon Street, 8th Floor
                             NC1-007-08-05
                             Charlotte, NC 28255
                             Attention:  Joseph L. Corah
                             Telephone:  (704) 386-5976
                             Facsimile:  (704) 386-9835

                             Notices to be sent to:

                             NationsBank, N.A.
                             100 North Tryon Street, 8th Floor
                             NC1-007-08-05
                             Charlotte, NC 28255
                             Attention:  Joseph L. Corah
                             Telephone:  (704) 386-5976
                             Facsimile:  (704) 386-9835

                             FIRST UNION INVESTORS, INC.

                             By: /s/ Steven J. Taylor
                                -----------------------------------------------
                             Printed Name: Steven J. Taylor
                             Title: Senior Director


                             Domestic Lending Office

                             First Union Investors, Inc.
                             One First Union Center
                             301 South College Street
                             Charlotte, NC 28288-0735
                             Attention:
                             Telephone:
                             Facsimile:

                             Notices to be sent to:

                             First Union Investors, Inc.
                             One First Union Center
                             301 South College Street
                             Charlotte, NC 28288-0735
                             Attention:
                             Telephone:
                             Facsimile:

                             PARIBAS


                             By: /s/ Judith A. Dowling
                                ----------------------------------------
                             Printed Name: Judith A. Dowling
                             Title: Vice President


                             By: /s/ Lee S. Buckner
                                ----------------------------------------
                             Printed Name: Lee S. Buckner
                             Title: Managing Director


                             Domestic Lending Office

                             Paribas
                             2029 Century Park East, Suite 3900
                             Los Angeles, CA 90067
                             Attention: Shirley Williams
                             Telephone: (310) 551-7360
                             Facsimile: (310) 553-1504

                             Notices to be sent to:

                             Paribas
                             101 California Street, Suite 3150
                             San Francisco, CA 94111
                             Attention:
                             Telephone: (415) 398-6811
                             Facsimile: (415) 398-4240

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Henry G. Montgomery
                                -------------------------------------------
                                     Henry G. Montgomery
                                     Vice President


                             Domestic Lending Office

                             Union Bank of California, N.A.
                             1980 Saturn Street
                             Monterey Park, CA 91755
                             Attention:  Ruby Gonzalez
                             Telephone:  (213) 720-2676
                             Facsimile:  (213) 724-6198

                             Notices to be sent to:

                             Union Bank of California, N.A.
                             350 California Street, 6th Floor
                             San Francisco, CA 94104
                             Attention: Buddy Montgomery
                             Telephone: (415) 705-5011
                             Facsimile: (415) 705-5093

ADMINISTRATIVE AGENT         ABN AMRO BANK N.V.

                             By: /s/ Wayne Rancourt
                                ----------------------------------------
                                     Wayne Rancourt
                                     Vice President


                             By: /s/ David McGinnis
                                ----------------------------------------
                                     David McGinnis,
                                     Vice President


                             Administrative Agent's Payment Office:

                             ABN AMRO Bank N.Y.
                             Account No.:        650-001-1789-41
                             ABA No.:            026009580
                             F/O:                ABN AMRO Bank - Chicago CPU
                             Reference:          Agency Services (STTI)


                             Notices to be sent to:

                             ABN AMRO Bank N.V.
                             Agency Services
                             1325 Avenue of the Americas, 9th Floor
                             New York, NY 10019
                             Attention:          Linda Boardman

                             Telephone:          212/314-1724
                             Facsimile:          212/314-1711

                             With a copy to:

                             ABN AMRO Bank N.V.
                             One Union Square
                             600 University Street, Suite 2323
                             Seattle, WA 98101-2070
                             Attention:          David McGinnis, Vice President

                             Telephone:          206/587-0342
                             Facsimile:          206/682-5641

                               INDEX OF SCHEDULES [OMITTED]


Schedule 1         -      Loan Commitments
Schedule 2         -      Description of Pioneer Timberlands and Excluded Assets
Schedule 3         -      Disclosure Schedule
Schedule 4         -      Financing Statements

                          INDEX OF EXHIBITS [OMITTED]

Exhibit A          -      Form of Note
Exhibit B          -      Form of Notice of Borrowing
Exhibit C          -      Designation of Responsible Persons
Exhibit D          -      Form of Assignment and Acceptance
Exhibit E          -      Non-Bank Lender Tax Certificate